File No. 2-17531
                                                               File No. 811-1018

                          As filed on February 27, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                           -----


                   Pre-Effective Amendment No. _____                       _____
                   Post-Effective Amendment No.  63                          X
                                               ------                      -----
                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                           -----


                   Amendment No.  34                                         X
                                ------                                     -----


                              FOUNDERS FUNDS, INC.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Founders Financial Center
                             2930 East Third Avenue
                             Denver, Colorado 80206
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 394-4404


                         Kenneth R. Christoffersen, Esq.

                            Founders Financial Center
                             2930 East Third Avenue
                             Denver, Colorado 80206
     ----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box) ___ immediately upon filing pursuant to paragraph (b)
___ on ______________ pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
 X  on May 1, 1998 pursuant to paragraph (a)(1)
---
___ 75 days  after  filing pursuant to paragraph (a)(2)
___ on ______________  pursuant to paragraph (a)(2)of rule 485.


If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1997 will be filed on or about March 27, 1998.


 <                                 Page 1 of _____
 <                     Exhibit index is located at page ___

                              FOUNDERS FUNDS, INC.
                              --------------------
                              CROSS REFERENCE SHEET

Form N-1A
ITEM NO.              CAPTION
---------             -------
PART A                PROSPECTUS
------                ----------

     1................Front Cover Page; Back Cover Page


     2............... Welcome to Founders; The Funds and Their Management


     3................The Funds and Their Management; General Information;
                      Back Cover Page

     4................The Funds and Their Management; Investment Policies and
                      Risks; General Information


     5................The Funds and Their Management;  General Information;
                      Back Cover


     5A...............Not Applicable

     6................Investing in the Founders Funds; General Information

     7................Investing in the Founders Funds; General Information

     8................Investing in the Founders Funds

     9................Not Applicable


PART B                STATEMENT OF ADDITIONAL INFORMATION
------                -----------------------------------

     10...............Cover Page

     11...............Table of Contents

     12...............Not Applicable

     13...............Investment Objectives and Policies;
                      Investment Restrictions; Brokerage Allocation and Portfolio Turnover Rates

     14...............Directors and Officers

Form N-1A
ITEM NO.              CAPTION
---------             -------

     15...............Directors and Officers; Additional Information

     16...............Investment Adviser and Distributor;
                      Directors and Officers; Shareholder Servicing; Additional Information

     17...............Brokerage Allocation and Portfolio Turnover Rates

     18...............Additional Information

     19...............Determination of Net Asset Value; Redemption Payments

     20...............Dividends, Distributions and Taxes

     21...............Investment Adviser and Distributor

     22...............Yield and Performance Information

     23...............Additional Information


PART C
------

          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     P R O S P E C T U S


                                         May 1, 1998





                                            AGGRESSIVE GROWTH FUNDS
                                            Founders Discovery Fund
                                            Founders Passport Fund
                                            Founders Frontier Fund
                                            Founders Special Fund

                                            GROWTH FUNDS
                                            Founders International Equity Fund
                                            Founders Worldwide Growth Fund
                                            Founders Growth Fund

                                            GROWTH-AND-INCOME FUNDS
                                            Founders Blue Chip Fund
                                            Founders Balanced Fund

                                            FIXED-INCOME FUND
                                            Founders Government Securities Fund

                                            MONEY MARKET FUND
                                            Founders Money Market Fund






                                            [Logo]

                                        FOUNDERS FUNDS
                                  Growth. Plain and Simple.

[LOGO]  FOUNDERS FUNDS, INC.

PROSPECTUS


MAY 1, 1998


This prospectus briefly tells you information you need to know before investing. We recommend that you read it carefully and keep it for future reference. Inside, you'll find information about the 11 funds in the Founders family, listed below by investment objective:

CAPITAL APPRECIATION                       LONG-TERM GROWTH OF CAPITAL

Founders Discovery Fund                    Founders International Equity Fund
Founders Passport Fund                     Founders Worldwide Growth Fund
Founders Frontier Fund                     Founders Growth Fund
Founders Special Fund

LONG-TERM GROWTH OF CAPITAL                CURRENT INCOME AND
AND INCOME                                 CAPITAL APPRECIATION

Founders Blue Chip Fund                    Founders Balanced Fund

CURRENT INCOME                             MAXIMUM CURRENT INCOME CONSISTENT
                                           WITH THE PRESERVATION OF CAPITAL AND
                                           LIQUIDITY

Founders Government Securities Fund        Founders Money Market Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IT'S IMPORTANT TO NOTE THAT FOUNDERS FUNDS:
-  ARE NOT BANK DEPOSITS OR OBLIGATIONS
- ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY
-  ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR  GOVERNMENT  AGENCY
-  ARE NOT GUARANTEED TO MAINTAIN STABLE NET ASSET VALUES
-  ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

CONTENTS


HOW TO CONTACT US..............................................................4
WELCOME TO FOUNDERS............................................................5
    Investment Objectives and Risks............................................5
THE FUNDS AND THEIR MANAGEMENT.................................................5
FOUNDERS' INVESTMENT PHILOSOPHY................................................5
    Founders' Investment Management Team.......................................6
    Founders' Fund Offerings...................................................6
    Discovery Fund.............................................................7
    Passport Fund..............................................................9
    Frontier Fund.............................................................12
    Special Fund..............................................................14
    International Equity Fund.................................................17
    Worldwide Growth Fund.....................................................19
    Growth Fund...............................................................22
    Blue Chip Fund............................................................24
    Balanced Fund.............................................................27
    Government Securities Fund................................................30
    Money Market Fund.........................................................32
INVESTMENT POLICIES AND RISKS.................................................35
GENERAL INFORMATION...........................................................41
    Understanding Fund Expenses...............................................41
    Understanding Financial Highlights........................................42
    Calculating Share Price...................................................43
    Dividends and Distributions...............................................44
    Dividend and Capital Gain Distribution Options............................44
    Taxes.....................................................................44
    Founders' Services to the Funds...........................................45
    Distribution Plans........................................................48
    Distributor...............................................................49
    Voting Rights.............................................................49
    Fund Performance Information..............................................49
INVESTING IN THE FOUNDERS FUNDS...............................................49
    Conducting Business with Founders.........................................52
GLOSSARY OF TERMS.............................................................60

HOW TO CONTACT US
At Founders, you can do business with us the way that's easiest for you. To request information, ask questions, or communicate transaction instructions, you can: 1 call us toll-free 1 mail us your written instructions 1 fax exchange requests 1 find us on the Internet 1 visit our Denver Investor Center


BY PHONE
Toll-free Investor Services 1-800-525-2440
Monday through Friday, 7 a.m. to 6:30 p.m., Mountain time
Saturday, 9 a.m. to 2 p.m., Mountain time

Toll-free 24-hour Fast Line (tm) automated phone service 1-800-947-FAST (3278)

BY MAIL
Founders Asset Management LLC
P.O. Box 173655
Denver, CO 80217-3655


FOR CERTIFIED, REGISTERED AND OVERNIGHT MAIL
Shareholder Services
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206-5002

BY FAX
Exchange requests may be sent by fax to (303) 394-4021.

ON THE WORLD WIDE WEB
Founders InvestorSITE at www.founders.com


BY E-MAIL
Send comments or questions to us at "comments@founders.com"

IN PERSON
Visit Founders' Investor Center in Denver,
Monday-Friday, 8 a.m.-5 p.m., Mountain time.
Founders Financial Center
2930 East Third Avenue (at Milwaukee)
Denver, CO  80206


For directions, call 1-800-525-2440.

For more information, see "Investing in the Founders Funds."

WELCOME TO FOUNDERS


Founders Asset Management LLC ("Founders") is a registered investment adviser and investment manager of the 11 no-load Founders Funds. Founders and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938.
        Today, Founders has grown to include funds spanning many investment objectives. As a "growth-style" manager of equity portfolios, Founders invests in stocks based on their potential to provide superior earnings growth over time, despite short-term volatility.
        All references in this prospectus to "we," "us," or "our" refer to Founders.

INVESTMENT OBJECTIVES AND RISKS
The descriptions on the following pages may help you choose a Fund that best fits your investment needs. These descriptions include each Fund's objective, strategies, annual expenses, and financial highlights.
        Depending on your investment goals and time horizon, you may want to pursue your objectives by investing in more than one Fund. Please keep in mind that no Fund can guarantee it will meet its investment objective.
        Like all investments in securities, you risk losing money by investing in the Funds. Several of the Funds invest in small- to medium-sized companies, which involve greater risks than investments in larger companies.
        All of the Funds can invest in foreign securities, which involve the risks of investing overseas. Certain of the Funds may invest in Rule 144A securities, which may be difficult to dispose of at the time desired or at a reasonable price if institutional investors become disinterested in purchasing such securities. These securities are described later in this prospectus.
        The Funds' investments in debt securities are subject to market risk and credit risk. In addition, the Funds may invest in mortgage-related securities, which pose the risk that borrowers may prepay the underlying mortgages faster than expected, which may adversely affect the instruments' average life and yield.
        While the Funds seek to limit these risks by diversifying their portfolios among different companies in a variety of industries, they cannot eliminate these risks.
        For more information on the investment techniques the Funds use to pursue their objectives, and their related risks, read the section entitled "Investment Policies and Risks."



THE FUNDS AND THEIR MANAGEMENT


FOUNDERS' INVESTMENT PHILOSOPHY
Founders has developed a distinctive approach to portfolio management based on several elements:

   - THE PURSUIT OF GROWTH. We look for companies, both domestically and abroad, whose fundamental strengths indicate potential for growth in earnings per share--a prime indicator of business success. Over the long term, these growth companies may be among the best investment opportunities the markets have to offer.
  - BOTTOM-UP FOCUS. In our search for promising opportunities, we seek investments one company at a time, searching for individual companies that are demonstrating the best potential for significant earnings growth. As bottom-up managers, we don't concentrate investments in specific sectors or industries or yield to prevailing economic variables.
  - DEDICATION TO RESEARCH. We go beyond Wall Street research and perform our own intense in-house research to determine whether companies meet our growth criteria. We meet company management teams and other key staff face to face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants to get a complete picture before we invest.

FOUNDERS' INVESTMENT MANAGEMENT TEAM
To facilitate day-to-day Fund management, we use a unique team-and-lead-manager system for our Funds. The team is composed of several members of our Investment Department, including lead portfolio managers, portfolio traders and research analysts.
        Each of these individuals brings ideas, information, knowledge, and expertise to the table to help in the management of the Funds. Daily decisions on security selection for each Fund rest with a lead portfolio manager assigned to the Fund. Through participation in the team process, the manager uses the input, research, and advice of the rest of the management team in making purchase and sale decisions. The portfolio managers for each Fund are listed under "The Funds and Their Management."

FOUNDERS' FUND OFFERINGS

AGGRESSIVE GROWTH FUNDS
These funds generally invest in faster-growing and more volatile stocks. They may be suitable for your investment plan if you have a long time horizon (at least five years).
  -  Founders Discovery Fund
  -  Founders Passport Fund
  -  Founders Frontier Fund
  -  Founders Special Fund

GROWTH FUNDS
Growth funds may form the core of a long-term investment plan because they may be less volatile than aggressive growth funds while keeping much of the growth potential of those funds. Growth funds may be suitable for your investment plan if you have a long time horizon (at least five years). 1 Founders International Equity Fund 1 Founders Worldwide Growth Fund 1 Founders Growth Fund

GROWTH AND INCOME FUNDS
These funds invest in growth sectors of the market, but in companies that may be larger and more established, and that generally pay dividends. Due to these factors, growth and income funds may present less risk than aggressive growth or growth funds.
  -  Founders Blue Chip Fund
  -  Founders Balanced Fund

INCOME-ORIENTED FUNDS
These funds are the lowest-risk funds offered by Founders.
  -  Founders Government Securities Fund
  -  Founders Money Market Fund

You can find more detailed information on each Fund on the following pages. For an explanation of many of the terms used in this prospectus, please see the Glossary of Terms.


FOUNDERS DISCOVERY FUND
Investment Objective:               Capital appreciation

Discovery Fund will normally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S. companies with market capitalizations or annual revenues between $10-$500 million. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. Although the Fund normally will invest in common stocks of U.S. companies, it may invest up to 30% of its total assets in foreign securities. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Spacecraft


Portfolio Manager:

          ROBERT T. AMMANN, PORTFOLIO MANAGER. Mr. Ammann is a Chartered Financial Analyst who has been lead portfolio manager for Founders
          Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelor's degree in finance.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.99%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.30%
                                                  -----
               Total Fund Operating Expenses      1.54%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $16           $49           $85           $185


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                  Years Ended December 31*

                     ---------------------------------------------------------------------------------------------------
                          1997        1996        1995        1994        1993         1992        1991        1990
PER SHARE DATA
Net Asset Value --
Beginning of Period        $24.22      $21.70      $19.88      $21.55      $19.93       $17.52      $11.22      $10.00
                     ---------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment Income
or (Loss)                    0.07      (0.20)      (0.12)      (0.12)      (0.15)       (0.03)      (0.04)        0.10

Net Gains or Losses on
Securities (Both Realized
and Unrealized)              2.69        4.72        6.29      (1.55)        2.29         2.68        7.02        1.22
                     ---------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                   2.76        4.52        6.17      (1.67)        2.14         2.65        6.98        1.32
                     ---------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
From Net Investment
Income                       0.00        0.00        0.00        0.00        0.00         0.00        0.00      (0.10)

From Net Realized Gains    (3.53)      (2.00)      (4.35)        0.00      (0.52)       (0.24)      (0.68)        0.00
                     ---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS        (3.53)      (2.00)      (4.35)        0.00      (0.52)       (0.24)      (0.68)      (0.10)
                     ---------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period              $23.45      $24.22      $21.70      $19.88      $21.55       $19.93      $17.52      $11.22
                     ===================================================================================================

TOTAL RETURN                12.0%       21.2%       31.3%      (7.8%)       10.8%        15.2%       62.5%       13.2%

RATIOS/SUPPLEMENTAL
DATA
Net Assets--End of Period
(000s Omitted)           $246,281    $247,494    $216,623    $185,310    $226,069     $151,983     $47,678      $7,035

Net Expenses to Average
Net Assets#                 1.52%       1.58%       1.58%       1.67%       1.65%        1.85%       1.77%       2.03%

Gross Expenses to Average
Net Assets#                 1.54%       1.59%       1.63%         ---         ---          ---         ---         ---

Ratio of Net Investment
Income to Average
Net Assets                (0.55%)     (0.85%)     (0.60%)     (0.62%)     (0.97%)      (0.67%)     (0.55%)       1.68%

Portfolio Turnover Rate       90%        106%        118%         72%         99%         111%        165%        271%

Average Commission Rate
Paid                      $0.0486     $0.0566         ---         ---         ---          ---         ---         ---

    * No activity in inception year of 1989
    # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.



FOUNDERS PASSPORT FUND
Investment Objective:               Capital appreciation

Passport Fund normally invests primarily in securities issued by foreign companies, in both established and emerging economies throughout the world, which have market capitalizations or annual revenues of $1 billion or less. At least 65% of the Fund's total assets normally will be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Compass

Portfolio Manager:
          MICHAEL W. GERDING, VICE PRESIDENT OF INVESTMENTS. Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth Fund since 1990 and for Founders Passport Fund since its inception in 1993. He also has served as portfolio manager or co-portfolio manager for Founders International Equity Fund from 1996 until 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    1.00%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.30%
                                                  -----
               Total Fund Operating Expenses      1.55%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $16           $49           $85           $186


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                       Years Ended December 31                   Period of
                                           -------------------------------------------------------------------
                                                1997         1996         1995         1994       11/16/93
                                                                                                 (inception) -
                                                                                                  12/31/93
PER SHARE DATA
Net Asset Value --
Beginning of Period                               $13.91       $11.68        $9.42       $10.53       $10.00
                                           -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)                     0.02         0.04         0.04         0.02         0.00

Net Gains or Losses on
Securities (Both Realized and Unrealized)           0.22         2.30         2.26       (1.11)         0.53
                                           -------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                          0.24         2.34         2.30       (1.09)         0.53
                                           -------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                        (0.03)       (0.02)       (0.04)       (0.02)         0.00

From Net Realized Gains                           (0.48)       (0.09)         0.00         0.00         0.00
                                           -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (0.51)       (0.11)       (0.04)       (0.02)         0.00
                                           -------------------------------------------------------------------
Net Asset Value --
End of Period                                     $13.64       $13.91       $11.68        $9.42       $10.53
                                           ===================================================================

TOTAL RETURN                                        1.7%        20.1%        24.4%      (10.4%)         5.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                                  $122,646     $177,921      $49,922      $16,443      $18,567

Net Expenses to Average Net Assets#                1.53%        1.57%        1.76%        1.88%       1.70%*

Gross Expenses to Average Net Assets#              1.55%        1.59%        1.84%          ---          ---

Ratio of Net Investment
Income to Average Net Asset                        0.20%        0.40%        0.60%        0.12%       0.18%*

Portfolio Turnover Rate                              51%          58%          37%          78%         6.0%

Average Commission Rate Paid                     $0.0103      $0.0147          ---          ---          ---

    * Annualized
    # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS FRONTIER FUND
Investment Objective:               Capital appreciation


Frontier Fund will normally invest at least 65% of its total assets in common stocks of small- and medium-sized U.S. and foreign companies with market capitalizations or annual revenues of $200 million-$1.5 billion. Often, these companies are not listed on a national securities exchange but trade on the over-the-counter market.
        While the Fund normally will be at least 50% invested in U.S. companies, and have no more than 25% of its total assets invested in any one foreign country, it also has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund also may invest in large companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."


Graphic: Spyglass

Portfolio Manager:
          MICHAEL K. HAINES, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Haines has been with Founders since 1985, serving as an assistant portfolio manager, and as lead portfolio manager for Founders Frontier Fund since 1990. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received an MBA from the University of Denver.


Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.99%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.33%
                                                  -----
               Total Fund Operating Expenses      1.57%
                                                  =====

        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $16           $50           $86           $188


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                     Years Ended December 31

                      ------------------------------------------------------------------------------------------------------------
                          1997       1996       1995      1994       1993      1992       1991       1990      1989       1988
PER SHARE DATA
Net Asset Value --
Beginning of Period        $32.34    $31.08     $26.50    $27.94     $25.03     $24.21    $16.87     $18.49    $13.45     $11.03
                      ------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT OPERATIONS
Net Investment Income
or (Loss)                  (0.15)    (0.15)     (0.02)    (0.07)     (0.12)     (0.11)      0.01       0.15      0.12     (0.06)

Net Gains or Losses on
Securities (Both Realized
and Unrealized)              1.90      4.46       9.76    (0.72)       4.23       2.24      8.27     (1.53)      5.81       3.26
                      ------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                   1.75      4.31       9.74    (0.79)       4.11       2.13      8.28     (1.38)      5.93       3.20
                      ------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
From Net Investment Income   0.00      0.00       0.00      0.00       0.00       0.00    (0.01)     (0.16)    (0.05)       0.00

From Net Realized Gains    (6.10)    (3.05)     (5.16)    (0.65)     (1.20)     (1.31)    (0.93)     (0.08)    (0.84)     (0.78)
                      ------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS        (6.10)    (3.05)     (5.16)    (0.65)     (1.20)     (1.31)    (0.94)     (0.24)    (0.89)     (0.78)
                      ------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period              $27.99    $32.34     $31.08    $26.50     $27.94     $25.03    $24.21     $16.87    $18.49     $13.45
                      ============================================================================================== =============

TOTAL RETURN                 6.2%     14.3%      37.0%    (2.8%)      16.5%       8.9%     49.3%     (7.5%)     44.3%      29.2%

RATIOS/SUPPLEMENTAL
DATA
Net Assets--End of Period
(000s Omitted)           $222,104  $350,861   $331,720  $247,113   $254,248   $146,484  $103,209    $39,269   $50,318     $8,771

Net Expenses to Average
Net Assets#                 1.54%     1.52%      1.53%     1.62%      1.66%      1.83%     1.68%      1.71%     1.46%      1.89%

Gross Expenses to Average
Net Assets#                 1.57%     1.53%      1.57%       ---        ---        ---       ---        ---       ---       ----

Ratio of Net Investment
Income to Average
Net Assets                (0.91%)   (0.47%)    (0.07%)   (0.25%)    (0.75%)    (0.58%)     0.05%      0.78%     0.38%    (0.43%)

Portfolio Turnover Rate       54%       85%        92%       72%       109%       155%      158%       207%      198%       312%

Average Commission Rate
Paid                      $0.0527   $0.0567        ---       ---        ---        ---       ---        ---       ---        ---

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS SPECIAL FUND
Investment Objective:               Capital appreciation


Special Fund normally invests at least 65% of its total assets in equity securities of domestic and foreign issuers which we characterize as "growth" companies. We generally will select securities for the Fund without regard to an issuer's market capitalization. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country. For more information on our "growth" style of portfolio management, see "Founders' Investment Philosophy." For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."


Graphic: Compass star

Portfolio Managers:


          MICHAEL K. HAINES, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Haines has been with Founders since 1985, serving as an assistant portfolio manager, and as lead portfolio manager for Founders Frontier Fund since 1990. He also has served as co-lead portfolio manager for Founders Special Fund since May 1997, after having previously served in that capacity from July to December 1996. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received an MBA from the University of Denver.
          DOUGLAS A. LOEFFLER, PORTFOLIO MANAGER. Mr. Loeffler is a Chartered Financial Analyst who has been co-lead portfolio manager for Founders International Equity and Special Funds since 1997. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.


Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.77%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.30%
                                                  -----
               Total Fund Operating Expenses      1.32%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $14           $42           $73           $160

        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                 Years Ended December 31
                 ----------------------------------------------------------------------------------------------------
                      1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
PER SHARE DATA
Net Asset Value --
Beginning of Period   $7.66     $7.05     $7.01    $7.67     $7.76     $7.59     $5.03     $6.64     $5.47     $5.14
                 ----------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment Income
or (Loss)              0.01    (0.02)      0.00   (0.02)    (0.01)    (0.01)      0.08      0.09      0.16      0.03

Net Gains or Losses on
Securities (Both
Realized and
Unrealized)            1.21      1.09      1.79   (0.36)      1.25      0.64      3.09    (0.79)      1.97      0.65
                 ----------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS             1.22      1.07      1.79   (0.38)      1.24      0.63      3.17    (0.70)      2.13      0.68
                 ----------------------------------------------------------------------------------------------------
LESS DIVIDENDS
AND DISTRIBUTIONS
From Net Investment
Income                 0.00      0.00      0.00     0.00      0.00      0.00    (0.04)    (0.10)    (0.15)    (0.04)

From Net Realized
Gains                (1.16)    (0.46)    (1.75)   (0.28)    (1.33)    (0.46)    (0.57)    (0.81)    (0.81)    (0.31)
                 ----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS  (1.16)    (0.46)    (1.75)   (0.28)    (1.33)    (0.46)    (0.61)    (0.91)    (0.96)    (0.35)
                 ----------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period         $7.72     $7.66     $7.05    $7.01     $7.67     $7.76     $7.59     $5.03     $6.64     $5.47
                 ====================================================================================================

TOTAL RETURN          16.4%     15.3%     25.7%   (4.9%)     16.0%      8.3%     63.7%   (10.4%)     39.2%     13.2%

RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of
Period
(000s Omitted)     $320,186  $363,835  $388,754 $299,190  $432,710  $456,793  $226,154   $57,951   $94,554   $62,990

Net Expenses to
Average Net Assets#   1.30%     1.34%     1.29%    1.36%     1.33%     1.23%     1.15%     1.20%     1.06%     1.12%

Gross Expenses to
Average Net Assets#   1.32%     1.36%     1.35%      ---       ---       ---       ---       ---       ---      ----

Ratio of Net Investment
Income to Average Net
Assets               (0.05%)   (0.28%)     0.00%  (0.27%)   (0.14%)   (0.05%)     0.76%     1.54%     1.95%     0.59%

Portfolio Turnover
Rate                   110%      186%      263%     272%      285%      223%      102%      146%      151%      160%

Average Commission
Rate Paid           $0.0555   $0.0417       ---      ---       ---       ---       ---       ---       ---       ---

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS INTERNATIONAL EQUITY FUND
Investment Objective:               Long-term growth of capital

International Equity Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside of the United States. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Normally, the Fund will invest in companies from countries around the world, except the United States, including companies in both established and emerging economies. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Three flags flying on poles


Portfolio Manager:
        DOUGLAS A. LOEFFLER, PORTFOLIO MANAGER. Mr. Loeffler is a Chartered Financial Analyst who has been lead portfolio manager for Founders International Equity Fund and co-lead portfolio manager for Founders Special Fund since 1997. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                      1.00%
               12b-1 Fees(1)                        0.25%
               Other Expenses
               (after expense reimbursements) (2)   0.55%
                                                    -----
               Total Fund Operating Expenses
               (after expense reimbursements) (2)   1.80%
                                                    =====



        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        (2) CERTAIN EXPENSES OF THE FUND ARE BEING REIMBURSED VOLUNTARILY BY FOUNDERS. THE EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT THE CURRENT EXPENSE LIMITATION. IN THE ABSENCE OF THIS EXPENSE LIMITATION, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" IN THE ABOVE TABLE WOULD HAVE BEEN 0.80% AND 2.05%, RESPECTIVELY, OF THE FUND'S AVERAGE NET ASSETS BASED ON ITS ACTUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997.

        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:


        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $18           $57           $98           $213


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the

Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                   Years Ended December 31       Period of
                                           ----------------------------------------------------
                                                        1997            1996       12/29/95
                                                                                (inception) -
                                                                                   12/31/95
PER SHARE DATA
Net Asset Value --
Beginning of Period                                   $11.86          $10.00           $10.00
                                           ----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)                       (0.01)          (0.01)             0.00
Net Gains or Losses on
Securities (Both Realized and Unrealized)               1.89            1.87             0.00
                                           ----------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                              1.88            1.86             0.00
                                           ----------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                              0.00            0.00             0.00
From Net Realized Gains                               (1.69)            0.00             0.00
                                           ----------------------------------------------------
TOTAL DISTRIBUTIONS                                   (1.69)            0.00             0.00
                                           ----------------------------------------------------
Net Asset Value --
End of Period                                         $12.05          $11.86           $10.00
                                           ====================================================

TOTAL RETURN                                           16.1%           18.6%             0.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                                       $15,738         $10,119             $767

Net Expenses to Average Net Assets*#                   1.85%           1.94%              n/a

Gross Expenses to Average
Net Assets*#                                           1.89%           2.00%              n/a

Ratio of Net Investment Income to Average
Net Assets*                                          (0.21%)         (0.15%)              n/a

Portfolio Turnover Rate                                 164%             71%              n/a

Average Commission Rate Paid                         $0.0145         $0.0189              n/a

* In the absence of voluntary expense reimbursements and waivers from Founders, the Ratios of Average Net Expenses to Average Net Assets would have been 2.01%
(1997) and 2.46% (1996), the Ratios of Gross Expenses to Average Net Assets would have been 2.05% (1997) and 2.52% (1996), and the Ratios of Net Investment Income to Average Net Assets would have been (0.37%) (1997) and (0.67%) (1996). # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS WORLDWIDE GROWTH FUND
Investment Objective:               Long-term growth of capital

Worldwide Growth Fund, a global fund, normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country (as well as in the United States), emphasizing common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."


Graphic: Globe with an arrow


Portfolio Manager:
          MICHAEL W. GERDING, VICE PRESIDENT OF INVESTMENTS. Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth Fund since 1990 and for Founders Passport Fund since its inception in 1993. He also has served as portfolio manager or co-portfolio manager for Founders International Equity Fund from 1996 until 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.95%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.27%
                                                  -----
               Total Fund Operating Expenses      1.47%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $15           $47           $81           $177


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                      Years Ended December 31*

                              ------------------------------------------------------------------------------------------
                                  1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value --
Beginning of Period               $21.79     $19.87     $17.09     $17.94     $14.13      $13.92     $10.38     $10.00
                              ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income or (Loss)     0.02       0.10       0.09     (0.02)     (0.02)        0.00       0.03       0.29

Net Gains or Losses on
Securities (Both Realized
and Unrealized)                     2.22       2.64       3.43     (0.37)       4.24        0.21       3.58       0.38
                              ------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                          2.24       2.74       3.52     (0.39)       4.22        0.21       3.61       0.67
                              ------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income        (0.04)     (0.07)     (0.09)       0.00       0.00        0.00     (0.03)     (0.29)

From Net Realized Gains           (2.88)     (0.75)     (0.65)     (0.46)     (0.41)        0.00     (0.04)       0.00
                              ------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               (2.92)     (0.82)     (0.74)     (0.46)     (0.41)        0.00     (0.07)     (0.29)
                              ------------------------------------------------------------------------------------------
Net Asset Value --
End of Period                     $21.11     $21.79     $19.87     $17.09     $17.94      $14.13     $13.92     $10.38
                              ==========================================================================================

TOTAL RETURN                       10.6%      14.0%      20.6%     (2.2%)      29.9%        1.5%      34.8%       6.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                  $308,877   $342,079   $228,595   $104,044    $85,214     $36,622    $20,305     $5,493

Net Expenses to Average
Net Assets#                        1.45%      1.53%      1.56%      1.66%      1.80%       2.06%      1.90%      2.10%

Gross Expenses to Average
Net Assets#                        1.47%      1.55%      1.65%        ---        ---         ---        ---        ---

Ratio of Net Investment Income to

Average Net Assets                 0.18%      0.50%      0.61%    (0.14%)    (0.19%)       0.01%      0.38%      3.21%

Portfolio Turnover Rate              82%        72%        54%        87%       117%        152%        84%       170%

Average Commission Rate Paid     $0.0277    $0.0247        ---        ---        ---         ---        ---        ---

* No activity in  inception  year of 1989
# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.



FOUNDERS GROWTH FUND
Investment Objective:               Long-term growth of capital

Growth Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Up-and-down arrow on a grid

Portfolio Manager:
          EDWARD F. KEELY, VICE PRESIDENT OF INVESTMENTS. Mr. Keely is a Chartered Financial Analyst who joined Founders in 1989 and assumed lead portfolio manager responsibilities for Founders Growth Fund in 1994. From 1992 to 1993, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. A graduate of The Colorado College, Mr. Keely holds a bachelor of arts degree in economics.


Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.68%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.19%
                                                  -----
               Total Fund Operating Expenses      1.12%
                                                  =====

        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $11           $36           $62           $137


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                            Years Ended December 31

               ----------------------------------------------------------------------------------------------
                   1997        1996      1995     1994    1993     1992     1991    1990     1989     1988
PER SHARE DATA
Net Asset Value --
Beginning of Period $15.87      $14.77   $11.63   $12.38  $10.54   $11.22    $8.27   $9.41    $7.61    $7.41
               ----------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income or (Loss)      0.07        0.02     0.02   (0.02)  (0.01)     0.01     0.07    0.13     0.07     0.13

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)           4.09        2.40     5.27   (0.39)    2.70     0.48     3.82  (1.13)     3.07     0.22
               ----------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS            4.16        2.42     5.29   (0.41)    2.69     0.49     3.89  (1.00)     3.14     0.35
               ----------------------------------------------------------------------------------------------
LESS DIVIDENDS
AND
DISTRIBUTIONS
From Net Investment
Income              (0.07)      (0.02)   (0.02)     0.00    0.00   (0.01)   (0.07)  (0.13)   (0.07)   (0.15)

From Net Realized
Gains               (2.68)      (1.30)   (2.13)   (0.34)  (0.85)   (1.16)   (0.87)  (0.01)   (1.27)     0.00
               ----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS (2.75)      (1.32)   (2.15)   (0.34)  (0.85)   (1.17)   (0.94)  (0.14)   (1.34)   (0.15)
               ----------------------------------------------------------------------------------------------
Net Asset Value --
End of Period       $17.28      $15.87   $14.77   $11.63  $12.38   $10.54   $11.22   $8.27    $9.41    $7.61
               ==============================================================================================

TOTAL RETURN         26.6%       16.6%    45.6%   (3.4%)   25.5%     4.3%    47.4% (10.6%)    41.7%     4.8%
RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of
Period (000s
Omitted)        $1,757,449  $1,118,323 $655,927  $307,988 $343,423 $145,035 $140,726 $87,669 $111,938 $53,023

Net Expenses to
Average Net
Assets#              1.10%       1.19%    1.24%    1.33%   1.32%    1.54%    1.45%   1.45%    1.28%    1.38%

Gross Expenses to
Average Net
Assets#              1.12%       1.20%    1.28%      ---     ---      ---      ---     ---      ---      ---

Ratio of Net
Investment Income
to Average Net
Assets               0.48%       0.15%    0.12%  (0.17%) (0.15%)    0.06%    0.65%   1.53%    0.77%    1.74%

Portfolio Turnover
Rate                  189%        134%     130%     172%    131%     216%     161%    178%     167%     179%

Average
Commission Rate
Paid               $0.0615     $0.0649      ---      ---     ---      ---      ---     ---      ---      ---

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS BLUE CHIP FUND
Investment Objective:               Long-term growth of capital and income

Blue Chip Fund, a large-capitalization fund, normally invests primarily in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. These companies generally have long records of profitability and dividend payments and a reputation for quality management, products, and services.
        The Fund normally invests at least 65% of its total assets in "blue chip" stocks that: 1 Are included in a widely recognized index of stock market performance, such as the
    Dow Jones Industrial Average or the Standard & Poor's 500 Index
  - Generally pay regular dividends
  - Have a market capitalization of at least $1 billion.

The Fund may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Blue ribbon


Portfolio Manager:
          BRIAN F. KELLY, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 - 1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 - 1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.62%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.24%
                                                  -----
               Total Fund Operating Expenses      1.11%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $11           $35           $61           $136


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                              Years Ended December 31

              -----------------------------------------------------------------------------------------------------
                 1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
PER SHARE
DATA
Net Asset Value -
- Beginning of
Period            $7.23     $6.69     $6.16     $6.49     $6.91      $7.67     $6.67     $7.32     $6.31     $6.14
              -----------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income or (Loss)   0.13      0.09      0.09      0.06      0.04       0.08      0.11      0.17      0.16      0.18

Net Gains or
Losses on
Securities (Both
Realized and
Unrealized)        1.25      1.52      1.70    (0.02)      0.96     (0.10)      1.74    (0.14)      2.05      0.43
              -----------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS         1.38      1.61      1.79      0.04      1.00     (0.02)      1.85      0.03      2.21      0.61
              -----------------------------------------------------------------------------------------------------
LESS
DIVIDENDS AND
DISTRIBUTIONS
From Net
Investment
Income           (0.13)    (0.09)    (0.09)    (0.06)    (0.04)     (0.08)    (0.11)    (0.17)    (0.16)    (0.19)

From Net
Realized Gains   (1.56)    (0.98)    (1.17)    (0.31)    (1.38)     (0.66)    (0.74)    (0.51)    (1.04)    (0.25)
              -----------------------------------------------------------------------------------------------------
TOTAL
DISTRIBUTIONS    (1.69)    (1.07)    (1.26)    (0.37)    (1.42)     (0.74)    (0.85)    (0.68)    (1.20)    (0.44)
              -----------------------------------------------------------------------------------------------------
Net Asset Value -
- End of Period   $6.92     $7.23     $6.69     $6.16     $6.49      $6.91     $7.67     $6.67     $7.32     $6.31
              =====================================================================================================

TOTAL RETURN      19.4%     24.4%     29.1%      0.5%     14.5%     (0.3%)     28.3%      0.4%     35.6%     10.1%
RATIOS
Net Assets--End
of Period (000s
Omitted)       $543,168  $535,866  $375,200  $311,051  $306,592   $290,309  $290,155  $233,630  $232,468  $173,342

Net Expenses
to Average
Net Assets#       1.09%     1.15%     1.17%     1.21%     1.22%      1.23%     1.10%     1.07%     0.98%     1.00%

Gross Expenses
to Average
Net Assets#       1.11%     1.16%     1.22%       ---       ---        ---       ---       ---       ---       ---

Ratio of Net
Investment
Income to
Average Net
Assets            1.84%     1.40%     1.19%     0.88%     0.57%      1.13%     1.52%     2.35%     2.03%     2.81%

Portfolio Turnover
Rate               256%      195%      235%      239%      212%       103%       95%       82%       64%       58%

Average
Commission Rate
Paid            $0.0597   $0.0613       ---       ---       ---        ---       ---       ---       ---       ---

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS BALANCED FUND
Investment Objective:               Current income and capital appreciation

Balanced Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.
        For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.

        The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. Up to 5% of the Fund's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by S&P) or unrated straight debt securities where we determine that such securities present attractive opportunities. The Fund will not invest in securities rated lower than B.

        The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Scale

Portfolio Manager:
          BRIAN F. KELLY, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 - 1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 - 1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.59%
               12b-1 Fees (1)                     0.25%
               Other Expenses                     0.17%
                                                  -----
               Total Fund Operating Expenses      1.01%
                                                  =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $10           $32           $56           $124


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS.

        ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                             Years Ended December 31

                ----------------------------------------------------------------------------------------------
                   1997     1996     1995      1994     1993      1992     1991     1990      1989     1988
PER SHARE DATA
Net Asset Value --
Beginning of
Period             $10.61    $9.58    $8.56     $8.93    $8.30     $8.19    $7.22    $7.97     $6.89    $6.55
                ----------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income or (Loss)     0.29     0.28     0.28      0.20     0.22      0.27     0.31     0.35      0.32     0.38

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)          1.48     1.50     2.21    (0.37)     1.58      0.21     1.30   (0.75)      1.39     0.34
                ----------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS           1.77     1.78     2.49    (0.17)     1.80      0.48     1.61   (0.40)      1.71     0.72
                ----------------------------------------------------------------------------------------------
LESS DIVIDENDS
AND
DISTRIBUTIONS
From Net Investment
Income             (0.30)   (0.27)   (0.28)    (0.20)   (0.21)    (0.28)   (0.31)   (0.35)    (0.32)   (0.38)

From Net Realized
Gains              (0.73)   (0.48)   (1.19)      0.00   (0.96)    (0.09)   (0.33)     0.00    (0.31)     0.00
                ----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS(1.03)   (0.75)   (1.47)    (0.20)   (1.17)    (0.37)   (0.64)   (0.35)    (0.63)   (0.38)
                ----------------------------------------------------------------------------------------------
Net Asset Value --
End of Period      $11.35   $10.61    $9.58     $8.56    $8.93     $8.30    $8.19    $7.22     $7.97    $6.89
                ==============================================================================================

TOTAL RETURN        16.9%    18.8%    29.4%    (1.9%)    21.9%      6.0%    22.9%   (5.0%)     25.3%    11.1%

RATIOS
Net Assets--End of
Period (000s
Omitted)         $942,690 $394,896  $130,346  $95,226  $72,859   $31,538  $18,790  $13,650   $15,082  $12,636

Net Expenses to
Average Net Assets# 0.99%    1.10%    1.19%     1.26%    1.34%     1.88%    1.73%    1.65%     1.52%    1.64%

Gross Expenses to

Average Net Assets# 1.01%    1.12%    1.23%       ---      ---       ---      ---      ---       ---     ----

Ratio of Net
Investment Income to
Average Net Assets  2.77%    3.09%    2.92%     2.37%    2.30%     3.57%    4.01%    4.63%     4.19%    5.39%

Portfolio Turnover
Rate                 203%     146%     286%      258%     251%       96%     133%     103%       85%     182%

Average Commission
Rate Paid         $0.0596  $0.0588      ---       ---      ---       ---      ---      ---       ---      ---

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS GOVERNMENT SECURITIES FUND
Investment Objective:               Current income


Government Securities Fund normally invests at least 65% of its total assets in obligations of the U.S. government. These include Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. Additionally, the Fund may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.
        The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon our evaluation of market patterns and trends. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."


Graphic: Building with pillars

Portfolio Manager:
          MARGARET DANUSER, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.


Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

               Management Fees                          0.65%
               12b-1 Fees (after fee waivers) (1)(2)    0.07%
               Other Expenses                           0.59%
                                                        -----
               Total Fund Operating Expenses
               (after fee waivers) (2)                  1.31%
                                                        =====


        (1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


        (2) CERTAIN 12B-1 FEES OF THE FUND ARE BEING WAIVED VOLUNTARILY BY FOUNDERS. HAD THESE FEES NOT BEEN WAIVED, "12B-1 FEES" AND "TOTAL FUND OPERATING EXPENSES" IN THE ABOVE TABLE WOULD HAVE BEEN 0.25% AND 1.49%, RESPECTIVELY, OF THE FUND'S AVERAGE NET ASSETS BASED ON ITS ACTUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997.

        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $13           $42           $72           $159


        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual

Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                 Years Ended December 31                                              Period of
                        ----------------------------------------------------------------------------------------------------------
                            1997      1996      1995       1994      1993      1992      1991      1990      1989       3/1/88
                                                                                                                      (inception) -
                                                                                                                       12/31/88
PER SHARE DATA
Net Asset Value --
Beginning of Period          $9.04     $9.29     $8.78     $10.02    $10.19    $10.48     $9.85    $10.13     $9.68       $10.00
                        ----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income
or (Loss)                     0.45    0.46**      0.45       0.52      0.46      0.51      0.60      0.69      0.78         0.64

Net Gains or Losses on
Securities (Both Realized
and Unrealized)               0.24  (0.25)**      0.51     (1.26)      0.47      0.03      0.81    (0.28)      0.46       (0.32)
                        ----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                    0.69      0.21      0.96     (0.74)      0.93      0.54      1.41      0.41      1.24         0.32
                        ----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
From Net Investment
Income                      (0.45)    (0.46)    (0.45)     (0.50)    (0.46)    (0.51)    (0.60)    (0.69)    (0.79)       (0.64)

From Net Realized Gains       0.00      0.00      0.00       0.00    (0.64)    (0.32)    (0.18)      0.00      0.00         0.00
                        ----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS         (0.45)    (0.46)    (0.45)     (0.50)    (1.10)    (0.83)    (0.78)    (0.69)    (0.79)       (0.64)
                        ----------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period                $9.28     $9.04     $9.29      $8.78    $10.02    $10.19    $10.48     $9.85    $10.13        $9.68
                        ==========================================================================================================

TOTAL RETURN                  7.9%      2.3%     11.1%     (7.5%)      9.3%      5.3%     14.9%      4.4%     13.3%         3.2%

RATIOS
Net Assets--End of Period
(000s Omitted)             $13,259   $15,190   $20,263    $21,323   $30,465   $25,047   $18,146    $7,424    $6,460       $4,392

Net Expenses to Average
Net Assets*#                 1.26%     1.26%     1.30%      1.34%     1.18%     1.18%     1.12%     1.03%     0.65%       0.26%+

Gross Expenses to Average
Net Assets*#                 1.31%     1.29%     1.30%

Ratio of Net Investment Income to
Average
Net Assets*                  4.99%     5.06%     4.92%      5.52%     4.33%     4.83%     5.89%     7.15%     7.90%       7.67%+

Portfolio Turnover Rate       147%      166%      141%       379%      429%      204%      261%      103%      195%         194%

* In the absence of voluntary expense reimbursements and waivers from Founders, the Ratios of Net Expenses to Average Net Assets would have been 1.44% (1997), 1.49% (1996), 1.45% (1995), 1.51% (1994), 1.37% (1993), 1.43% (1992), 1.42%
(1991),  1.53%  (1990),  1.48%  (1989)  and 1.33%  (1988),  the  Ratios of Gross
Expenses to Average Net Assets would have been 1.49% (1997), 1.49% (1996), and the Ratios of Net Investment Income to Average Net Assets would have been 4.81%
(1997),  4.86% (1996),  4.77% (1995),  5.35% (1994), 4.14% (1993), 4.58% (1992),
5.59% (1991), 6.65% (1990), 7.07% (1989) and 6.60% (1988).
+ Annualized
** Restated
# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


FOUNDERS MONEY MARKET FUND
Investment Objective:               Maximum  current  income consistent with the
                                    preservation of capital and liquidity


Money Market Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less. The Fund also may invest in certain foreign securities. Although no assurances can be provided, the Fund will use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund declares dividends daily. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Bag with a dollar sign

Portfolio Manager:
          MARGARET DANUSER, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.


Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


               Management Fees                    0.50%
               12b-1 Fees                          N/A
               Other Expenses                     0.34%
                                                  -----
               Total Fund Operating Expenses      0.84%
                                                  =====

        IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."


        EXAMPLE:

        You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):


                       1 Year        3 Years       5 Years       10 Years
                      --------      --------      --------       --------
                         $9            $27           $47           $104

        SINCE THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
        You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                 Years Ended December 31

                    ---------------------------------------------------------------------------------------
                       1997     1996     1995    1994     1993     1992    1991     1990    1989     1988
PER SHARE DATA
Net Asset Value --
Beginning of
Period                $1.00    $1.00    $1.00   $1.00    $1.00    $1.00   $1.00    $1.00   $1.00    $1.00
                     ---------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment Income
or (Loss)              0.05     0.05     0.05    0.03     0.02     0.03    0.05     0.07    0.08     0.07

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)            0.00     0.00     0.00    0.00     0.00     0.00    0.00     0.00    0.00     0.00
                     ---------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS             0.05     0.05     0.05    0.03     0.02     0.03    0.05     0.07    0.08     0.07
                      ---------------------------------------------------------------------------------------
LESS DIVIDENDS
AND DISTRIBUTIONS
From Net Investment
Income               (0.05)   (0.05)   (0.05)  (0.03)   (0.02)   (0.03)  (0.05)   (0.07)  (0.08)   (0.07)

From Net Realized
Gains                  0.00     0.00     0.00    0.00     0.00     0.00    0.00     0.00    0.00     0.00
                    ---------------------------------------------------------------------------------------
TOTAL DISTRIBUTION   (0.05)   (0.05)   (0.05)  (0.03)   (0.02)   (0.03)  (0.05)   (0.07)  (0.08)   (0.07)
                    ---------------------------------------------------------------------------------------
Net Asset Value --
End of Period        $1.00    $1.00    $1.00   $1.00    $1.00    $1.00   $1.00    $1.00   $1.00    $1.00
                     =======================================================================================

TOTAL RETURN          4.7%     4.5%     5.1%    3.4%     2.2%     2.8%    5.1%     7.3%    8.1%     6.9%

RATIOS
Net Assets--End of
Period
(000s Omitted)    $106,073 $109,866 $125,646 $201,342 $142,399 $120,295 $99,765 $125,440 $84,281  $54,168

Net Expenses to
Average Net Assets#  0.82%    0.86%    0.89%   0.91%    0.95%    0.95%   0.99%    0.94%   0.77%    0.80%

Gross Expenses to
Average Net Assets#  0.84%    0.88%    0.89%

Ratio of Net
Investment Income to
Average Net Assets*  4.77%    4.58%    5.11%   3.49%    2.26%    2.78%   5.03%    7.26%   8.22%    6.75%

* In the absence of voluntary expense reimbursements and waivers from Founders, the Ratios of Net Expenses to Average Net Assets would have been 0.99% (1993), 1.01% (1992), 1.02% (1991), 0.79% (1989) and 0.81% (1988), and the Ratios of Net
Investment  Income to Average  Net Assets  would have been 2.22%  (1993),  2.72%
(1992), 5.00% (1991), 8.20% (1989), and 6.74% (1988).
# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.


INVESTMENT POLICIES AND RISKS


SECURITIES OF SMALLER COMPANIES. Discovery, Passport, Frontier, and Special Funds normally invest a significant portion of their assets in the securities of small companies. The International Equity and Worldwide Growth Funds also may invest in these securities. We generally define small companies as those with market capitalizations or annual revenues of $1 billion or less.
        Small companies (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets, or financial resources; and/or lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile. As a result, investments in small companies involve greater risk than larger, more established companies, and the net asset values of Funds that invest in them may fluctuate more widely than other Funds or popular market averages.
        Investments in medium-sized companies (those with market capitalizations or annual revenues between $1 billion and $5 billion) also may involve many of these risks. However, sales and earnings growth rates of small- and medium-sized companies often exceed those of large companies, which may be reflected in a greater potential for share price appreciation.


FOREIGN SECURITIES. All of the Funds may invest in foreign securities, subject to the limitations described under "The Funds and Their Management." In addition, Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, and Balanced Funds (the "Equity Funds") may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.
        Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The Government Securities Fund's foreign investments are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations.
     Investments in foreign securities involve different risks than U.S. investments. These risks include:

- CURRENCY RISK. Fluctuations in exchange rates of foreign currencies affect the value of a Fund's assets as measured in U.S. dollars and the costs of converting between various currencies.
- REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
- MARKET RISK. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
- POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.


        ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.
        In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.
Passport, Worldwide Growth, and International Equity Funds also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.
        Since Passport, Worldwide Growth, and International Equity Funds' assets are invested primarily in foreign securities, and since substantially all of the Funds' revenues are received in foreign currencies, the Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than the other Funds. For example, the dollar equivalent of the Funds' net assets and distributions will be affected adversely by a reduction in the value of a particular foreign currency relative to the U.S. dollar. In contrast, in periods during which the U.S. dollar generally declines, the returns on foreign securities generally are enhanced. The Funds will pay dividends in dollars and will incur currency conversion costs.
        For more information, see the Statement of Additional Information.


FOREIGN CURRENCY TRANSACTIONS. All of the Funds except the Money Market Fund may use forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security.
        By entering into a forward contract for the purchase or sale, for a fixed U.S. dollar amount, of the amount of foreign currency involved in the underlying transactions, we attempt to protect the Funds against losses due to adverse exchange rate fluctuations during the period between the trade date and the date on which such payments are made or received.

        In addition, Discovery, Passport, Frontier, International Equity, and Worldwide Growth Funds are each permitted to enter into forward contracts as a hedge against fluctuations in foreign exchange rates during the time the Funds hold foreign securities. When we believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), these Funds may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated, with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. Under normal circumstances, we will consider the possibility of changes in currency exchange rates as part of the Funds' long-term investment strategies.

        While we may trade forward contracts to reduce certain risks, trading in these instruments itself entails other risks. If we are incorrect in our forecast of currency prices, the Funds may experience poorer overall performance by using the contracts than by not using them. In addition, some forward contracts may not have a broad and liquid market, in which case we may not be able to close them at a favorable price. For more information, see the Statement of Additional Information.

FIXED-INCOME SECURITIES. The Equity Funds may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when we believe that these investments offer opportunities for capital appreciation. For Balanced Fund, we also consider current income in the selection of these securities.
     The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. Securities rated B generally are less desirable investments and are deemed speculative as far as the issuer's capacity to pay interest and repay principal over a long period of time. The Equity Funds also may invest in unrated convertible securities and preferred stocks if we believe they are equivalent in quality to the rated securities that the Funds may buy.

        The Equity Funds will invest in bonds, debentures, and corporate obligations-- other than convertible securities and preferred stock--only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Securities rated Baa or BBB are considered by Moody's and S&P to be of low investment grade. We will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time we purchase them or as a result of a rating reduction after purchase, or in unrated securities that we believe are equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks.
        Debt securities in which the Equity Funds or the other Funds may invest generally are subject to both credit risk and market risk. CREDIT RISK relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. MARKET RISK means that the market values of the debt securities may be affected by interest rate changes. An increase in interest rates tends to reduce the market values of debt securities, whereas a decline in interest rates tends to increase their values. Although we limit the Funds' investments in debt securities to those we believe are not highly speculative, investments in debt securities rated BBB, Baa or lower, or which are unrated, may increase credit and market risk.


        The Statement of Additional Information includes more discussion of the Funds' policies regarding investments in fixed-income securities and the corporate bond rating categories.

RULE 144A AND ILLIQUID SECURITIES. Each of the Funds, except Blue Chip, Frontier, and Money Market Funds, may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of
1933). Rule 144A securities are restricted, meaning that they cannot be resold to the public without registration under the Securities Act of 1933. However, Rule 144A securities may have a liquid market among qualified institutional investors such as the Funds.

        The Funds' board of directors has adopted guidelines and procedures to be followed in determining whether a Rule 144A security may be deemed to be readily marketable, based on factors such as trading activity and dealer interest. The liquidity of each Fund's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities.

        Each of the Funds except the Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days. Securities that are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the applicable Fund has valued the investment.
        Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.
        For more information, see the Statement of Additional Information.

DERIVATIVES: FUTURES CONTRACTS AND OPTIONS. In order to hedge their portfolios, all Funds except the Money Market Fund may enter into futures contracts. In addition, certain Funds (other than the Government Securities and Money Market Funds) may purchase and/or write options on securities, stock indices, futures contracts and foreign currencies for hedging purposes. The successful use of these instruments draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. All of these practices entail risks and can be highly volatile. Should interest or exchange rates, or the prices of securities or financial indices, move in an unexpected manner, the Funds may not achieve the desired benefits of these instruments or may realize losses and thus be in a worse position. In addition, the markets for these instruments may not be liquid. These instruments and their risks are discussed in greater detail the Statement of Additional Information.

OTHER INVESTMENTS.


     Money Market and Government Securities Funds. Money Market Fund invests in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. Government
Securities Fund normally invests at least 65% of its total assets in U.S. government obligations and may also acquire the other types of securities and repurchase agreements in which Money Market Fund may invest.
        Temporary Investments. Up to 100% of the assets of the Equity Funds may be invested temporarily in the above securities, in cash, or in other cash equivalents, if we determine it is appropriate for purposes of enhancing liquidity or preserving capital in light of adverse market or economic conditions. While a Fund is in a defensive position, its opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.
        Government  Securities.  U.S.  government  obligations  include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System
(FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), and the U.S. Small Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools of mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the instruments' average life and yield. For more information on the mortgage-related securities in which the Funds may invest, including GNMA, FNMA, FHLMC and other mortgage pass-through securities and collateralized mortgage obligations, see the Statement of Additional Information.
        Commercial Paper and Other Cash Securities. Commercial paper purchased by Money Market Fund must be rated by at least two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in the highest short-term rating category, or comparable unrated securities. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.
        A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' board of directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.
        When-Issued Securities. The Funds (except the Money Market Fund) may purchase securities with settlement taking place in the future, and in securities for which additional installments of the original issue price are payable in the future. For more information concerning these types of securities, see the Statement of Additional Information.
        Repurchase Agreements. A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. Such agreements may be considered "loans" under the Investment Company Act of 1940 (the "1940 Act"). The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' board of directors. All repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security. None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. See "Investment Policies and Risks Rule 144A and Illiquid Securities" for each Fund's limit on investments in illiquid securities and in repurchase agreements which mature in more than seven days.


PORTFOLIO TURNOVER. None of the Funds has any limitations regarding portfolio turnover. At our discretion, securities may be sold regardless of how long they have been held when investment considerations warrant such action. In addition, Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, and Growth Funds may engage in short-term trading. The portfolio turnover rates of the Funds therefore may be higher than some other mutual funds with the same investment objectives. (A portfolio turnover rate in excess of 100% is considered to be high.) This policy also may result in greater brokerage commissions and the acceleration of capital gains which are taxable when distributed to shareholders. The portfolio turnover rates of all of the Funds except the Money Market Fund are found under "Financial Highlights." For more information concerning the Funds' portfolio turnover rates, brokerage practices and certain federal income tax matters, see the Statement of Additional Information.

INVESTMENT RESTRICTIONS. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. For example, a Fund may not borrow money except from banks for extraordinary or emergency purposes in an amount up to 10% of its net assets (Special and International Equity Funds may effect borrowings in amounts up to 33-1/3% of their respective net assets).
        Except for those fundamental restrictions, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Funds' board of directors without shareholder approval. A list of additional fundamental and nonfundamental investment policies and restrictions is contained in the Statement of Additional Information.

GENERAL INFORMATION


UNDERSTANDING FUND EXPENSES
You will incur, directly or indirectly, various costs and expenses as an investor in the Funds. You can find a more complete description of each Fund's costs and expenses in the section entitled "The Funds and Their Management." Lower expenses benefit Fund shareholders by increasing a Fund's total return.


All of the Founders Funds are "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions). In a "load" fund, you would incur some or all of these expenses.

ANNUAL FUND OPERATING EXPENSES
These tables, appearing in "The Funds and Their Management," summarize the annual fees and expenses paid by each Fund, expressed as a percentage of the Funds' average net assets. We calculate these fees and expenses as a part of the Funds' daily net asset values.

        - MANAGEMENT FEES: These fees compensate the Funds' investment manager, Founders Asset Management LLC, for administering the Funds and selecting the Funds' securities portfolios.
        - 12B-1 FEES: These fees pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of Fund shares. These activities include, but are not limited to:
               - Preparing, printing, and mailing prospectuses, sales literature, and other promotional materials to prospective investors
               -  Direct-mail solicitations
               -  Advertising
               -  Public relations
               - Compensation of sales personnel, brokers, financial planners, or others for their assistance in selling and distributing the Fund's shares
               - Payments to financial intermediaries for shareholder support services

        - OTHER EXPENSES: These include, but are not limited to, fees and expenses of the Funds':
               -  Board of directors
               -  Custodian bank
               -  Legal counsel
               -  Independent accountants
               -  Fund accounting agent
               -  Transfer and shareholder servicing agents
               -  Registration of shares under applicable laws
               -  Reports to shareholders

UNDERSTANDING FINANCIAL HIGHLIGHTS

        The Financial Highlights tables included for each Fund under "The Funds and Their Management" list financial information for the Fund for the past 10 years (or for each year since the Fund's inception, if it has existed for less than 10 years). Below are definitions of the items in the tables.

1. NET ASSET VALUE (NAV) The net asset value reflects the daily price of one share of a Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding Fund shares.


2. NET INVESTMENT INCOME OR (LOSS) The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses. In cases where expenses exceed such income, this amount is shown as a loss.

        - DIVIDENDS AND DISTRIBUTIONS - FROM NET INVESTMENT INCOME The net income per share paid by the Fund.


3. NET GAINS (OR LOSSES) ON SECURITIES, BOTH REALIZED AND UNREALIZED The per-share increase (or decrease) in the value of the securities held by a Fund. A Fund REALIZES a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) but the security is not sold.


        - DIVIDENDS AND DISTRIBUTIONS - FROM NET REALIZED GAINS The per-share amount the Fund paid to shareholders from REALIZED gains.


4. NET ASSET VALUE--END OF PERIOD The value of one share of the Fund at the end of the year.

5. TOTAL RETURN The increase or decrease in the value of an investment in the Fund over the course of the year, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

6. NET ASSETS--END OF PERIOD The value of the Fund's assets, minus liabilities, at the end of the year.

7. NET EXPENSES TO AVERAGE NET ASSETS Expressed as a percentage, this figure reflects the Fund's total out-of-pocket operating expenses divided by its average net assets for the year.

8. GROSS EXPENSES TO AVERAGE NET ASSETS Expressed as a percentage, this figure reflects the Fund's total operating expenses (including fees offset by credits earned on uninvested cash held at the Fund's custodian), divided by its average net assets for the year.

9. RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the year.

10. PORTFOLIO TURNOVER RATE This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the Fund's securities portfolio.

11. AVERAGE COMMISSION RATE PAID The average per-share agency commissions paid to brokers on equity securities trades during the year.

CALCULATING SHARE PRICE
We determine each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day that the Exchange is open. We calculate net asset value per share by dividing the current market value of a Fund's total assets, less all liabilities, by the total number of shares outstanding. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' board of directors. The net asset value of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. Money Market Fund will use its best efforts, under normal circumstances, to maintain its net asset value at $1.00 per share.

        We will price your purchase, exchange, or redemption of Fund shares at the net asset value per share next determined after your transaction request is received in good order by us or by certain other agents of the Funds or their distributor.

        For more information concerning the computation of net asset value, see the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, and Blue Chip Funds intend to distribute net realized investment income each December. Balanced Fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income monthly. Money Market Fund declares dividends daily, which are paid on the first business day of every month. All Funds intend to distribute any net realized capital gains, after utilization of capital loss carryforwards, each December. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us. From time to time, the Funds may make distributions in addition to those described above.


DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may elect to have your income dividends and capital gain distributions reinvested in additional shares. We will assign you this option automatically if you make no choice on the application. Otherwise, you may elect to have either or both paid to you in cash.

        Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks. If your investment is in the form of a retirement plan, all dividends and capital gain distributions must be reinvested in your account.


TAXES
Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. As described below, unless your account is not subject to income taxes, you must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.
        All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.
        In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

        Distributions from each Fund generally will be taxable to you in the tax year in which they are received. However, generally, dividends declared by a Fund in October, November, or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by you on December 31 of the calendar year in which they were declared.
        At the end of each calendar year, we send full information on dividends and capital gain distributions, including information as to the portion taxable as ordinary income and long-term capital gains. Information concerning the amount of dividends eligible for the dividends-received deduction available for corporations is contained in the Funds' annual report or may be obtained upon request by calling us.
        You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another, and may result in a gain or loss that you will need to recognize on your tax return. Foreign shareholders may be subject to federal income tax rules that differ from those described above.
        If you do not provide your Social Security or tax identification number when you open your account, federal tax law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemptions and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as may be deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on information reports.
        We advise you to consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

FOUNDERS' SERVICES TO THE FUNDS

Founders Funds, Inc. is a no-load mutual fund, registered with the SEC as a diversified, open-end management investment company. It was incorporated on June 19, 1987, under the laws of Maryland.

        Founders serves as investment adviser to each of the Funds. Founders is a 90%- owned subsidiary of Mellon Bank, N. A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including the services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

     Code of Ethics. The Funds and Founders have adopted a strict code of ethics which limits directors, officers, investment personnel, and other Founders employees in investing in securities for their own accounts. The code of ethics, which complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of Founders and the Funds must act in the best interests of the Funds and their shareholders. We carefully monitor compliance with the code of ethics by all personnel.

        Investment Advisory Services. Founders, which has acted as an investment adviser since 1938, manages the investment of each Fund's assets and provides certain related administrative services to each Fund. For these services, each Fund pays Founders an investment advisory fee which, during the most recent fiscal year, represented the following percentages of each Fund's average daily net assets:

Discovery Fund                                     0.99%
Passport Fund                                      1.00%
Frontier Fund                                      0.99%
Special Fund                                       0.77%
International Equity Fund                          1.00%
Worldwide Growth Fund                              0.95%
Growth Fund                                        0.68%
Blue Chip Fund                                     0.62%
Balanced Fund                                      0.59%
Government Securities Fund                         0.65%
Money Market Fund                                  0.50%


        Fund Expenses. Each investment advisory agreement between a Fund and Founders provides that expenses relating to the Fund's operations which are not expressly assumed by Founders shall be paid by the Fund, including the fees paid to Founders, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, printing and supplies, taxes, registration fees and distribution expenses. Each Fund's total expenses for 1997 (excluding brokerage commissions) represented the following percentages of average daily net assets:

Discovery Fund                                     1.54%
Passport Fund                                      1.55%
Frontier Fund                                      1.57%
Special Fund                                       1.32%
International Equity Fund                          1.89% *
Worldwide Growth Fund                              1.47%
Growth Fund                                        1.12%
Blue Chip Fund                                     1.11%
Balanced Fund                                      1.01%
Government Securities Fund                         1.31% **
Money Market Fund                                  0.84%


* Prior to July 1, 1997, Founders voluntarily reimbursed certain expenses of the International Equity Fund in excess of 2.00% of the Fund's average net assets pursuant to a commitment to the Fund. Effective July 1, 1997, Founders is voluntarily reimbursing certain expenses of the International Equity Fund to the extent they exceed 1.80% of the Fund's average net assets. In the absence of these expense limitations, the total expenses of the International Equity Fund for the fiscal year ended December 31, 1997 would have been 2.05% of the Fund's average daily net assets. ** Founders is voluntarily waiving certain 12b-1 fees of the Government Securities Fund pursuant to a commitment to the Fund. Had these fees not been waived, the total expenses of the Government Securities Fund for the fiscal year ended December 31, 1997 would have been 1.49% of the Fund's average daily net assets.
        Shareholder and Transfer Agent Services. In addition, the Funds have entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Funds. For such services, the Funds pay Founders a monthly fee. Out of this fee, Founders pays the fees charged the Funds by Investors Fiduciary Trust Company ("IFTC"), the Funds' transfer agent. Out-of-pocket reimbursements are also paid by the Funds. In 1997, Founders received aggregate shareholder services and transfer agent fees of $25.63 for each shareholder account. Of this amount, $9.25 per shareholder account was paid to IFTC. Effective June 1, 1997, the aggregate shareholder services and transfer agent fee was increased to $26.00 per shareholder account per year. Shareholder services and transfer agent fees charged by Founders and IFTC are not charged to each shareholder's account, but are expenses of the Fund paid from the Fund's assets. IFTC, located at 801 Pennsylvania, Kansas City, Missouri 64105, also serves as the Funds' dividend disbursing agent, redemption agent, and custodian.
        Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of the participants by IFTC and/or Founders. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee, and to be reimbursed for such payments by the Fund based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees. See "Distribution Plans."
        Other Accounting and Administrative Services. Founders also performs portfolio accounting for the Funds which includes, among other duties, calculating net asset value, monitoring compliance with regulatory requirements, and reporting. The Funds pay Founders a fee equal to 0.06% of the first $500 million of the net assets of all Funds as a group, and 0.02% of the net assets of all Funds as a group in excess of $500 million, allocated on a pro rata basis among the Funds based on relative net assets, plus out-of-pocket reimbursement. In 1997, Founders received aggregate portfolio accounting fees of $1,056,132.
        Selection of Brokers. Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

DISTRIBUTION PLANS
Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds (the "12b-1 Funds") have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. These Plans permit each of the 12b-1 Funds to use its assets to finance certain activities relating to the distribution of its shares. Each Plan provides that the Fund may pay distribution and related expenses of up to 0.25% each year of its average daily net assets.

        Expenses permitted to be paid by a 12b-1 Fund under its Plan include: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports, and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Fund's shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Funds' board of directors and as may be permitted by applicable statute, rule or regulation. Payments made by a particular 12b-1 Fund under its Plan may not be used to finance the distribution of shares of any other Fund. In the event that an expenditure may benefit more than one Fund, it is allocated among the applicable Funds on an equitable basis.
        Plan payments may be made only to reimburse expenses incurred during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses incurred by the Funds' distributor in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 1997, Founders had incurred the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Plans:

Fund                                        Amount     % of Net Assets
----                                        ------     ---------------
Discovery                                 $102,022           0.04%
Passport                                   289,524           0.24%
Frontier                                   258,190           0.12%
Special                                    298,937           0.09%
International Equity                        34,293           0.22%
Worldwide Growth                           145,233           0.05%
Growth                                     976,763           0.06%
Blue Chip                                  694,117           0.13%
Balanced                                   155,892           0.02%
                                      ------------
        Total                           $2,954,971

In no event will reimbursement of these expenses by any 12b-1 Fund within the rolling twelve-month period described above increase the Fund's annual 12b-1 fees above 0.25% of its average daily net assets.

        In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution- related, recordkeeping, and/or other administrative services to the Funds. The Funds' board of directors reviews a quarterly written report of amounts expended under each Plan and the purposes of the expenditures.

DISTRIBUTOR
The Funds' distributor is Premier Mutual Fund Services, Inc. ("Premier"), located at 60 State Street, Boston, Massachusetts 02109. Premier's ultimate parent is Boston Institutional Group, Inc. All of the Funds' officers are affiliated with Premier or with affiliates of Premier.


VOTING RIGHTS
Each full share of the Funds has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Fund is required by law. The Funds are not required to hold regular annual meetings of shareholders and do not intend to do so; however, the board of directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Funds' Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds.

FUND PERFORMANCE INFORMATION

We may, from time to time, include the yield or total return of the Funds (other than Money Market Fund) in advertisements or reports to shareholders or prospective investors, and may use performance comparisons from a variety of financial and trade publications. For more information, see the Statement of Additional Information.

INVESTING IN THE FOUNDERS FUNDS

OPENING YOUR ACCOUNT WITH US
You may establish the following types of accounts by completing a Founders New Account Application:

- INDIVIDUAL OR JOINT TENANT. Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

- TRANSFER ON DEATH. A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.


-   UGMA OR UTMA.  (Uniform  Gifts to Minors Act or Uniform  Transfers to Minors
    Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set the account up as an UGMA or UTMA.


- TRUST. The trust needs to be effective before we can establish this kind of account.

- CORPORATION OR OTHER ENTITY. This account is owned by a corporation or entity. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the  following  retirement  accounts by completing a Founders IRA
Application:


- TRADITIONAL IRA. Any adult under age 70-1/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

- ROLLOVER IRA. Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Founders Direct Rollover/Conversion Form.

- ROTH CONTRIBUTION IRA. Any adult who has earned income below certain income limits may contribute up to $2,000 (or 100% of compensation, whichever is less) to a Roth Contribution IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two Roth Contribution IRAs, as long as no more than $2,000 is contributed to a single account. Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

    You may elect to have both  traditional  IRAs and Roth IRAs,  provided  that
    your  combined   contributions   do  not  exceed  the  $2,000  (or  100%  of
    compensation, whichever is less) annual limitation.

- ROTH CONVERSION IRA. Conversions/distributions from traditional IRAs to Roth Conversion IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth Conversion IRAs.


- SEP-IRA. Allows employers to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements. Call 1-800-934-GOLD
    (4653) for instructions.


WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE IRA OPTIONS.

Each year you will be charged a single $10.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.


- PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN. A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees. Call 1-800-934- GOLD (4653) for instructions.


- 403(B)(7) CUSTODIAL ACCOUNT. Available to employees of tax-exempt institutions, such as schools, hospitals, and charitable organizations, that have active 403(b) accounts with Founders. Call 1-800-934-GOLD (4653) for instructions.


- 401(K) PLAN. A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis. Call 1-800-934- GOLD (4653) for additional information.

MINIMUM INITIAL INVESTMENTS
To open a Founders account, please enclose a check payable to "Founders Funds" for one of the following amounts:
-   $1,000 minimum for most regular accounts.
-   $500 minimum for IRA and UGMA/UTMA accounts.
- No minimum if you begin an Automatic Investment Plan of $50 or more per month.

MINIMUM ADDITIONAL INVESTMENT
-   $100 for mail, TeleTransfer and wire payments
-   $50 for Automatic Investment Plan payments

CONDUCTING BUSINESS WITH FOUNDERS
-----------------------------------------------------------------------------------------------------------
                       HOW TO OPEN AN        HOW TO ADD TO        HOW TO SELL         HOW TO
                       ACCOUNT               AN ACCOUNT           SHARES              EXCHANGE
                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------
BY PHONE               If you already have   TeleTransfer         We can send         If you have
                       an account with us    allows you to        proceeds only to    telephone
1-800-525-2440         and have exchange     make electronic      the address or      exchange
Monday - Friday  7     privileges, you can   purchases directly   bank of record.     privileges, you
a.m.-6:30 p.m.         call to open an       from a checking or   Minimum             may exchange
Saturday 9 a.m.-2      account in another    savings account at   redemption -        from one fund to
p.m. (Mountain time)   Fund by exchange.     your request. You    $100; $1,000        another.  The
                       The names and         may establish        minimum for a       names and
[Graphic: Telephone]   registrations need to TeleTransfer when    redemption by       registrations need
                       be identical on both  your account is      wire. Phone         to be identical on
                       accounts.             opened, or add it    redemption is not   both accounts.
                                             later by             available on
                                             completing an        retirement
                                             Account Changes      accounts and
                                             Form. We charge      certain other
                                             no fee for           accounts. You
                                             TeleTransfer         may add phone
                                             transactions.        redemption
                                                                  privileges by
                                                                  completing an
                                                                  Account Changes
                                                                  Form.
-----------------------------------------------------------------------------------------------------------
BY MAIL                Complete the proper   Make your check      In a letter, please In a letter, include
                       application. Make     payable to           tell us the number  the name(s) of the
Founders Funds         your check payable    "Founders Funds,     of shares or        account owner(s),
P.O. Box 173655        to "Founders Funds,   Inc."  Enclose the   dollars you wish to the Fund and
Denver, CO 80217-      Inc."  We cannot      purchase stub        redeem, the         account number
3655                   establish new         (from your most      name(s) of the      you wish to
                       accounts with third-  recent               account owner(s),   exchange from,
If you are using       party checks.         confirmation or      the Fund and        your Social
certified or registered                      quarterly            account number,     Security or tax
mail or an overnight                         statement); if you   and your Social     identification
delivery service,                            do not have one,     Security or tax     number, the dollar
send your                                    write the Fund       identification      or share amount,
correspondence to:                           name and your        number. All         and the account
Founders Funds                               account number       account owners      you wish to
2930 East Third                              on the check.  For   need to sign the    exchange into.  All
Avenue                                       IRAs, please state   request exactly as  account owners
Denver, CO 80206-                            the contribution     their names         need to sign the
5002                                         year.                appear on the       request exactly as
                                             Founders Funds       account. We can     their names
[Graphic: Mailbox]                           does not normally    send proceeds       appear on the
                                             accept third-party   only to the         account.
                                             checks.              address or bank of  Exchange
                                                                  record.             requests may be
                                                                                      faxed to us at
                                                                                      (303) 394-4021.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                       HOW TO OPEN AN        HOW TO ADD TO        HOW TO SELL         HOW TO
                       ACCOUNT               AN ACCOUNT           SHARES              EXCHANGE
                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------
IN PERSON              Visit the Founders    Visit the Founders   Visit the Founders  Visit the Founders
                       Investor Center.      Investors Center.    Investor Center, 8  Investor Center, 8
Founders Investor      Hours are 8 a.m. to   Hours are 8 a.m.     a.m. to 5 p.m.,     a.m. to 5 p.m.,
Center                 5 p.m. Mountain       to 5 p.m. Mountain   Mountain time,      Mountain time,
Founders Financial     time, Monday          time, Monday         Monday through      Monday through
Center                 through Friday. Call  through Friday.      Friday. Call us at  Friday. Call us at
2930 East Third Ave.   us at 1-800-525-      Call us at 1-800-    1-800-525-2440      1-800-525-2440
(at Milwaukee)         2440 for directions.  525-2440 for         for directions and  for directions and
Denver, CO                                   directions.          to ask whether all  to ask whether all
                                                                  account owners      account owners
[Graphic: Two hands                                               need to be          need to be present
shaking]                                                          present.
-----------------------------------------------------------------------------------------------------------
BY WIRE                Complete and mail     Wire funds to:       $6 fee; $1,000      Not applicable.
                       the proper            Investors            minimum. Monies
[Graphic: Tower with   application.  Wire    Fiduciary Trust      are usually
dollar sign above]     funds to:             Company              received the
                       Investors Fiduciary   ABA # 101003621      business day after
                       Trust Company         For Credit to        the date you sell.
                       ABA # 101003621       Account # 751-       Unless otherwise
                       For Credit to         842-0                specified, we will
                       Account # 751-842-0   Please indicate      deduct the fee
                       Please indicate the   the Fund name        from your
                       Fund name and your    and your account     redemption
                       account number,       number, and          proceeds.
                       and indicate the      indicate the
                       name(s) of the        name(s) of the
                       account owner(s).     account owner(s).
-----------------------------------------------------------------------------------------------------------
THROUGH OUR            Download, complete    Not applicable       Not applicable.     You may
WEBSITE                and mail a signed                                              exchange shares
WWW.FOUNDERS.COM       copy of the proper                                             using our Website
                       application.                                                   if you have
[Graphic: Person at                                                                   telephone
computer terminal]                                                                    exchange
                                                                                      privileges.
-----------------------------------------------------------------------------------------------------------
THROUGH                Automatic             Automatic            Systematic          Fund to Fund
AUTOMATIC              Investment Plan       Investment Plan      Withdrawal Plan     Investment Plan
TRANSACTION            (AIP) allows you to   (AIP) allows you to  permits you to      allows you to
PLANS                  make electronic       make electronic      receive a fixed     automatically
                       purchases directly    purchases directly   sum on a monthly,   exchange a fixed
[Graphic: A calendar]  from a checking or    from a checking or   quarterly or annual dollar amount from
                       savings account.      savings account.     basis from          one Fund to
                       The minimum to        The minimum to       accounts with a     purchase shares
                       open an account is    open an account      value of $5,000 or  in another Fund.
                       $50 per month.        is $50 per month.    more.  Payments
                       Once established,     Once established,    may be sent
                       AIP purchases  take   AIP purchases        electronically to
                       place automatically   take place           your bank or to
                       on approximately the  automatically on     you in check form.
                       5th and/or 20th of    approximately the
                       the month.            5th and/or 20th of
                       We charge no fee      the month.
                       for AIP.              We charge no fee
                                             for AIP.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                       HOW TO OPEN AN        HOW TO ADD TO        HOW TO SELL         HOW TO
                       ACCOUNT               AN ACCOUNT           SHARES              EXCHANGE
                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------
FASTLINE               Follow instructions   Follow instructions  We can send         Follow instructions
                       provided when you     provided when        proceeds only to    provided when
1-800-947-FAST         call to open an       you call to add to   the bank of record. you call.  $100
(3278)                 account in a new      your account via     Minimum             minimum.
Automated              Fund by exchange.     TeleTransfer.        redemption -
telephone account                                                 $100.  Phone
access service                                                    redemption is not
                                                                  available on
[Graphic:                                                         retirement
Telephone]                                                        accounts and
                                                                  certain other
                                                                  accounts. You
                                                                  may add phone
                                                                  redemption
                                                                  privileges by
                                                                  completing an
                                                                  Account Changes
                                                                  Form.
-----------------------------------------------------------------------------------------------------------

PURCHASING SHARES THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SELLING SHARES OF FOUNDERS FUNDS
- SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER. Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 15 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

- INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH AND UGMA/UTMA ACCOUNTS. If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

-   RETIREMENT ACCOUNTS. Please call 1-800-525-2440 for the appropriate form.

- TRUST ACCOUNTS. The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

- CORPORATION OR OTHER ENTITY. A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:
- A redemption check made payable to anyone other than the shareholder(s) of record.
- A redemption  check mailed to an address other than the address of record.
- A redemption check or wire sent to a bank other than the bank we have on file.
- A redemption check mailed to an address that has been changed within 30 days of your request.
- A redemption for $50,000 or more (excluding accounts held by a corporation).

You can have your  signature  guaranteed at a:
- bank
- broker/dealer
- credit union (if  authorized  under  state  law)
- securities  exchange/association
- clearing agency
- savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

- BY CHECK. Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

- BY WIRE. $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds
- BY TELETRANSFER. No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.


OVERALL POLICIES REGARDING TRANSACTIONS
We cannot execute transaction requests that are not in good order. You will be contacted in writing if this occurs. Call 1-800-525-2440 if you have any questions about these procedures.
        We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from the Money Market Fund to another fund of their choice on a predetermined date, such as the day after distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE, OR AN ONLINE COMPUTER SERVICE. Neither the Funds, Founders, nor any of their agents are responsible for the authenticity of purchase, exchange, or redemption instructions received by one of these methods.

        By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

        As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that telephone instructions are genuine, the Fund may be liable for any resulting losses. These procedures include, but are not necessarily limited to, one or more of the following:
- requiring personal identification prior to acting upon instructions
- providing written confirmation of such transactions
- tape-recording  telephone instructions

EXCESSIVE TRADING. To maintain competitive expense ratios and to avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any twelve-month period. We will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than 15 calendar days after the notification date.

EFFECTIVE DATE OF TRANSACTIONS. Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or our agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight delivery service.


FAX TRANSMISSIONS. Exchange instructions may be faxed, but we cannot process redemption requests received by fax.


CERTIFICATES. The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.


U.S. DOLLARS. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS. If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

ACCOUNT MINIMUMS. The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.
        We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:
- reject any  investment  or  application
- cancel any purchase  due to  nonpayment
- modify the  conditions  of purchase at any time
- waive or lower investment minimums
- limit the amount that may be purchased
- perform a credit check on shareholders establishing a new account or requesting checkwriting privileges.

SHAREHOLDER SERVICES


INVESTOR SERVICES
1-800-525-2440
Our Investor Services Representatives are available to assist you Monday through Friday, from 7 a.m. to 6:30 p.m., Mountain time, and on Saturday, from 9 a.m. to 2 p.m., Mountain time. For your protection, we record calls to Investor Services.

24-HOUR ACCOUNT INFORMATION
- BY PHONE: 1-800-947-FAST (3278) FASTLINE, our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a Touch-tone phone.

- BY ONLINE COMPUTER SERVICES: By visiting Founders InvestorSITE on the World Wide Web, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances, and conduct exchange transactions. Our address is www.founders.com.


DAILY CLOSING PRICES
Founders QUOTELINE features the latest closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

Fund prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Founders."

FUND AND MARKET NEWS UPDATES
For the latest news on each of the Funds and commentary on market conditions, call Founders INSIGHT. Recorded by our portfolio managers, it is available 24 hours a day. Call 1-800-525-2440 and press option 5 on your Touch-tone phone, or access INSIGHT on the Internet at www.founders.com.

STATEMENTS AND REPORTS
- CONFIRMATION STATEMENTS. We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

- ACCOUNT STATEMENTS. We will send you a consolidated statement at the end of each quarter, showing that quarter's transactions and ending balances in your accounts. The year-end statement shows the year's account activity.

- SHAREHOLDER REPORTS. The Funds prepare an annual report to shareholders as of December 31 and a semiannual report as of June 30 each year. Each report contains the Funds' financial statements, portfolio holdings, historical performance and commentary by the Funds' managers.

ESTABLISHING ADDITIONAL SERVICES
Many convenient service options are available for Founders Funds accounts. You may call 1-800-525-2440 to request a form to establish the following services:


- AUTOMATIC INVESTMENT PLAN (AIP). Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to an Account Electronically."


- TELETRANSFER PROGRAM. Allows you to purchase or redeem Fund shares with a simple phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan, you are automatically authorized to participate in the TeleTransfer program.

-   TELEPHONE REDEMPTION. Available for regular (non-retirement) accounts only.

- TELEPHONE EXCHANGE. Allows you to exchange money between identically registered accounts.

-   CHECKWRITING
        -  Available on Government Securities and Money Market Funds.
        -  May be established with a minimum account balance of $1,000.
        -  There is no fee for this service.
        -  Minimum amount per check:  $500
        -  Maximum amount per check:  $250,000

- DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS. Either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as for dividends.

- SYSTEMATIC WITHDRAWAL PLAN. Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.

- FUND-TO-FUND INVESTMENT PLAN. Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

- DISTRIBUTION PURCHASE PROGRAM. Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

GLOSSARY OF TERMS

AMERICAN DEPOSITARY RECEIPTS (ADRS): Negotiable certificates representing the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling a shareholder to all dividends and capital gains of those shares. In this prospectus, we also include American Depositary Shares in this definition.

AVERAGE ANNUAL TOTAL RETURN: The average annual compounded rate of return on a hypothetical investment in a mutual fund for a specified time period.


BLUE-CHIP COMPANY: A large, well-established, stable, and mature company of great financial strength.


BOND: A way for a company or the government to raise capital wherein the company or the government borrows from investors and promises to pay back principal plus an agreed-upon rate of interest.


BOND RATING: An evaluation of the possibility of default by a bond issuer, whether corporate or governmental. This evaluation is based on an analysis of the issuer's financial condition and profitability potential, and is reported by, among others, Standard & Poor's, Moody's Investors Service, and Fitch's Investors Service.

BROKER: An individual or firm who buys and sells securities for another individual or firm, usually charging a commission for this service.


CAPITAL APPRECIATION: The increase in the value (market price) of shares owned.

CAPITAL GAINS: The profit realized when a security is sold at a price higher than what you paid to buy it.

CERTIFICATE OF DEPOSIT (CD): A short-term debt security issued by a bank that usually pays interest.


CHARTERED  FINANCIAL  ANALYST  (CFA):  Designation  awarded by the  Institute of
Chartered   Financial   Analysts  to  financial  analysts  who  pass  prescribed
examinations.


COMMERCIAL PAPER: Short-term, unsecured promissory notes issued by corporations to investors seeking to invest idle cash.


CONVERTIBLE SECURITY: Corporate securities that may be converted by their owner into other securities (such as bonds or preferred stock into common stock) of the same corporation at a prestated date and price.


DIVERSIFICATION: A risk-management technique that mixes a number of different investment instruments within a portfolio. Diversification reduces the impact of one security on a portfolio's performance.

DIVIDEND: A portion of a company's earnings that it pays to its stockholders.


DOW JONES INDUSTRIAL AVERAGE (DJIA): A market indicator that comprises 30 actively traded blue-chip stocks (primarily industrials), and that is widely regarded by investors as representative of the securities market in general.


EARNINGS: Corporate profits.

EARNINGS PER SHARE (EPS): Corporate profits divided by the number of outstanding shares of stock.


EQUITY: Security representing an ownership interest in a company , including common stocks and preferred stocks. Founders also considers securities convertible into common stocks, such as convertible debt obligations and warrants, to be equity securities. See "stock."


FORWARD FOREIGN CURRENCY CONTRACT ("FORWARD CONTRACT"): The purchase or sale of a specific amount of a foreign currency at a specified price, with delivery and settlement to be executed on a specified future date.


FOUNDERS: Founders Asset Management LLC, the Funds' investment adviser and shareholder servicing agent.


403(B)(7) PLAN: A retirement plan that allows employees of most tax-exempt institutions, such as schools, hospitals, and charitable organizations, to set aside funds on a tax-deferred basis.

401(K) PLAN: A plan that allows employees to contribute a percentage of their pre-tax wages to a retirement account on a tax-deferred basis.

FUNDS: The 11 investment portfolios of Founders Funds, Inc.

HEDGING: A strategy used by professional money managers to offset investment risk.

INDIVIDUAL RETIREMENT ACCOUNT (IRA): A personal, tax-deferred retirement account that an employed person can establish.

INFLATION: The increase in the price of consumer goods due to excessive money in circulation--i.e., too much money chasing too few goods.


INTEREST: An amount of money a borrower must pay to his or her lender--typically on a regular basis and added to the principal--to use the lender's money.


JOINT TENANCY: When two or more people maintain a joint account with a bank, brokerage firm, or mutual fund.

LARGE COMPANIES: Companies with market capitalizations or annual revenues greater than $5 billion.

LIQUIDITY: The ease with which you can turn an asset into cash. Liquidity also refers to the ability to buy or sell an asset quickly and in large quantities without substantially affecting the asset's price.


LONG-TERM CAPITAL GAINS: Capital gains that are realized by the sale of a security that has been held for more than one year.


MARKET CAPITALIZATION: The value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.

MARKET RISK: The risk that investors may lose some of their principal due to market volatility.

MATURITY: The length of time until a bond or other debt instrument "matures," or becomes due and payable.

MEDIUM-SIZED COMPANIES: Companies with market capitalizations or annual revenues between $1 billion and $5 billion.


MONEY MARKET: The economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.


NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATIONS SYSTEM (NASDAQ):
A computer system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

NET ASSET VALUE (NAV): The market value of one share of a Fund, calculated by dividing the net assets of the fund (assets minus liabilities) by the number of outstanding Fund shares.


NEW YORK STOCK EXCHANGE (NYSE): The largest, oldest stock exchange in the United States, founded in 1792. 1940 ACT: The Investment Company Act of 1940, as amended; this is the primary federal statute regulating mutual funds.


OVER THE COUNTER (OTC) SECURITY: A security, usually one of a smaller company, that is not listed or traded on an organized exchange.

PORTFOLIO TURNOVER RATE: A measure of a fund's buying and selling activity computed by dividing the fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the fund's securities portfolio.


PRINCIPAL: The face value of a debt instrument that must be repaid at maturity, usually accompanied by interest.


REPURCHASE AGREEMENT: A short-term investment instrument wherein the seller of a security agrees to buy it back from the buyer at a predetermined time and price, and turns the security over as collateral.

RESTRICTED SECURITY: A security that may not be resold to the public without registration under the Securities Act of 1933.

RETURN (RATE OF RETURN): Profit or loss on an investment, usually expressed as a percentage.

RIGHTS OF SURVIVORSHIP: A joint-tenant arrangement wherein, upon the death of one joint tenant, ownership of the account automatically passes to the remaining joint holder(s).

ROLLOVER: A direct transfer of money from one retirement account to another.


SHORT-TERM CAPITAL GAINS: Capital gains that are realized by the sale of a security that has been held for one year or less. Short-term capital gains are taxed at ordinary income rates.


SIGNATURE GUARANTEE: Written confirmation by a financial institution, that verifies the legitimacy of a person's signature.

SMALL COMPANIES: Companies with market capitalizations or annual revenues of $1 billion or less.

STANDARD & POOR'S 500 INDEX (S&P 500): The index tracking the performance of 500 widely held common stocks. The S&P 500 is regarded as a benchmark against which changes in stock-market conditions are measured.


STOCK: Ownership of a company, represented by shares; also known as equity. Holders of common stock typically have the right to vote and are entitled to receive dividends when declared. Holders of preferred stock typically do not vote, but receive dividends at a predetermined rate and have priority over common stockholders as to dividends and the receipt of assets in a liquidation.


STRAIGHT DEBT SECURITY: A bond that is not convertible into stock.


TAX-DEFERRED: The term used to describe an investment in which any money accumulated is not taxed until withdrawn.


TOTAL RETURN: The increase or decrease in the value of an investment, expressed as a percentage. This figure includes any realized or unrealized capital gains or losses, dividends and interest payments.

TRANSFER AGENT: An institution appointed by a mutual fund charged with maintaining shareholder records and executing shareholder transactions.

TRANSFER ON DEATH (TOD): An account registration, either individual or joint, that allows the account owner(s) to name one or more beneficiaries to be entitled to the account upon the death(s) of the original owner(s).

TREASURIES: Marketable U.S. government debt obligations with varied maturities that are backed by the full faith and credit of the U.S. government.


TRUSTEE: A person who is legally responsible for holding property for and acting on behalf of another person, called the beneficiary. 12B-1 FEES: Fees assessed to pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of mutual fund shares.


UNIFORM GIFT TO MINORS ACT/UNIFORM TRANSFERS TO MINORS ACT (UGMA/UTMA): Two similar pieces of legislation that allow gifts of money, securities, and other assets to be given to a minor and held in a custodial account that is managed by an adult for the minor's benefit until the minor reaches the age of majority.

YIELD:  The  return  on  an  investor's  capital  investment,   expressed  as  a
percentage.

        [Logo]
FOUNDERS FUNDS


FOUNDERS ASSET MANAGEMENT LLC
INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT


Mailing address:
P.O. Box 173655
Denver, Colorado  80217-3655

Street address:
Founders Financial Center
2930 East Third Avenue
Denver, Colorado  80206

Toll-Free:  1-800-525-2440


www.founders.com


FOR FURTHER INFORMATION
The Funds' annual and semi annual reports contain the Funds' financial statements, portfolio holdings, historical performance, and commentary by Fund management. In addition, a current Statement of Additional Information ("SAI"), containing more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated into this prospectus by reference. You can obtain copies of the annual and semi annual reports and the SAI without charge by calling Founders at 1-800-525-2440. In addition, the SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated in the SAI by reference, and other information regarding the Funds and other registrants that file electronically with the SEC.


FUND DIRECTORS
Jay A. Precourt, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Trygve E. Myhren
Eugene H. Vaughan, Jr.

John K. Langum, Chairman Emeritus

Founders Funds , the Founders logo and "Growth. Plain and Simple," are registered trademarks of Founders Asset Management LLC

FOUNDERS
FUNDS, INC.
---------------------------------------------------------------------

Founders Financial Center
2930 East Third Avenue
Denver, Colorado 80206
TOLL FREE 1-800-525-2440

STATEMENT OF ADDITIONAL INFORMATION


May 1, 1998
---------------------------------------------------------------------

FOUNDERS ASSET MANAGEMENT LLC, INVESTMENT ADVISER
---------------------------------------------------------------------

This Statement of Additional Information relates to the eleven investment portfolios (the "Funds") of Founders Funds, Inc. (the "Company"). A prospectus for the Funds dated May 1, 1998 provides the basic information you should know before investing and may be obtained without charge from Founders Asset Management LLC ("Founders") at the telephone number and address shown above. This Statement of Additional Information, which is not a prospectus, contains information in addition to and in more detail than in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Funds, and should be read in conjunction with the prospectus.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.............................................1
   Options On Stock Indices and Stocks.........................................1
   Futures Contracts...........................................................4
   Options on Futures Contracts................................................7
   Options on Foreign Currencies...............................................8
   Risk Factors of Investing in Futures and Options............................9
   Foreign Securities and ADRs................................................10
   Forward Contracts For Purchase or Sale of Foreign Currencies...............12
   Illiquid Securities........................................................14
   Rule 144A Securities.......................................................15
   Fixed-Income Securities....................................................16
   Foreign Bank Obligations...................................................18
   Repurchase Agreements......................................................18
   Convertible Securities.....................................................19
   Mortgage-Related Securities................................................19
   When-Issued Securities.....................................................23
   Borrowing..................................................................23
   Securities of Other Investment Companies...................................23
INVESTMENT RESTRICTIONS.......................................................24
DIRECTORS AND OFFICERS........................................................37
INVESTMENT ADVISER AND DISTRIBUTOR............................................43
   Investment Adviser.........................................................43
   Distributor................................................................47
   Distribution Plans.........................................................47
SHAREHOLDER SERVICING.........................................................49
   Fund Accounting and Administrative Services Agreement......................49
   Shareholder Services Agreement.............................................49
   Transfer Agency Agreement..................................................50
BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER RATES.............................51
DETERMINATION OF NET ASSET VALUE..............................................55
YIELD AND PERFORMANCE INFORMATION.............................................58
REDEMPTION PAYMENTS...........................................................61
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................62
ADDITIONAL INFORMATION........................................................67
   Capital Stock..............................................................67
   Code of Ethics.............................................................68
   Purchases of Fund Shares by Founders Employees.............................69
   Custodian..................................................................69
   Computer Systems...........................................................69
   Independent Accountants....................................................70
   Registration Statement.....................................................70
   Financial Statements.......................................................70
APPENDIX......................................................................71
   Ratings of Corporate Bonds.................................................71
   Ratings of Commercial Paper................................................73
   Ratings of Preferred Stock.................................................74

                       INVESTMENT OBJECTIVES AND POLICIES


        As stated in the prospectus under "Investment Policies and Risks," in order to hedge their portfolios, certain Funds may enter into futures contracts and may purchase and/or write options on securities, stock indices, futures contracts and foreign currencies. As of the date of this Statement of Additional Information, none of the Funds intends to engage in such activities during the coming year to the extent that more than 5% of its respective net assets would be invested in such instruments, although each of the Funds reserves the right to engage in such activities to the maximum extent permitted by its investment policies and restrictions should circumstances change.


OPTIONS ON STOCK INDICES AND STOCKS

        An option is a right to buy or sell a security at a specified price within a limited period of time. All of the Funds other than the Special, Growth, Government Securities, and Money Market Funds may write ("sell") covered call options on any or all of their portfolio securities from time to time as Founders shall deem appropriate; provided, however, that Balanced Fund may write only covered call options on stocks. In addition, all of the Funds except the Special, Balanced, Government Securities and Money Market Funds may purchase options on securities. All Funds except Balanced, Money Market, and Government Securities Funds may purchase put and call options on stock indices.

        For the right to buy or sell the underlying instrument (e.g., individual stocks or stock indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

        So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

        All of the Funds, except the Special, Growth, Government Securities, and Money Market Funds, may write (sell) options on stocks. These Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

        When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

        A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

        Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

        As indicated, all Funds except the Balanced, Money Market and Government Securities Funds may purchase options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund.

        Upon purchase by all Funds except Balanced, Money Market and Government Securities Funds of a call on a stock index, the Funds pay a premium and have the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Funds an amount of cash if the closing level of the stock index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Funds of a put on a stock index, the Funds pay a premium and have the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Funds an amount of cash if the closing level of the stock index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the stock index. Buying stock index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

        The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

        Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this Statement of Additional Information, Founders believes that these limitations will not affect the purchase of stock index options by the Funds.

        The value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of stock prices generally or in an industry or market segment, rather than movements in the price of a particular stock. Purchasing call and put options on stock indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various stock market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the stock index.

        One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

FUTURES CONTRACTS

        All Funds except Money Market Fund may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

        The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

        The Funds may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

        Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

        A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

        Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

        All Funds except Special, Balanced, Money Market and Government Securities Funds may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

        A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

        The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

        The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES

        All of the Funds except Special, Balanced, Money Market and Government Securities Funds may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS

        The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

        In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FOREIGN SECURITIES AND ADRS

        The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.


        Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

        Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

        Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

        Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

        In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa
Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia,
Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union.


        American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES

        The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds will not speculate in forward contracts.

        Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), Discovery, Passport, Frontier International Equity, and Worldwide Growth Funds may each enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated, with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Frontier Fund does not intend to sell such foreign currencies on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such foreign currency sales. Discovery, Passport, Frontier International Equity, and Worldwide Growth Funds generally will not enter into forward contracts with a term greater than one year. In addition, these Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.


        At the consummation of a forward contract for delivery by Discovery, Passport, Frontier International Equity, and Worldwide Growth Funds of a foreign currency, those Funds may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

        If Discovery, Passport, Frontier International Equity, or Worldwide Growth Funds retain the portfolio security and engage in an offsetting transaction, they will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of those Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

        Dealings in forward contracts by Discovery, Passport, Frontier International Equity, and Worldwide Growth Funds will be limited to the transactions described above. Of course, those Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

ILLIQUID SECURITIES

        As discussed in the Prospectus, certain of the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. Subject to the overall 15% limitation upon investments that are not readily marketable, certain of these Funds may invest in restricted securities. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than liquid Rule 144A securities, discussed below) and securities that are not readily marketable are illiquid securities. Illiquid securities are securities that may be subject to resale restrictions or that, due to their market or the nature of the security, have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

RULE 144A SECURITIES

        In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Certain of the Funds may invest in Rule 144A securities that, as disclosed in the Prospectus, are restricted securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

        The board of directors of the Funds has delegated to Founders the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the security;

(3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly. As indicated, Rule 144A securities will remain subject to certain Fund's limitations on investments in restricted securities, those securities for which there are legal and contractual restrictions on resale.

FIXED-INCOME SECURITIES


        With the exception of Government Securities and Money Market Funds, which are prohibited from making such investments, each of the Funds may purchase convertible securities and preferred stocks that are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. These Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy. These Funds will invest in bonds, debentures, and corporate obligations -- other than convertible bonds and preferred stocks -- only if they are rated investment grade, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. None of these Funds will invest more than 5% of its total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities that Founders believes are equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks.


        Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

        Market risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

        Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of these Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while the Funds' investment adviser attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

        The Funds' investment adviser seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

        The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.
        Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

        As discussed in the Funds' Prospectus, the Funds may enter into repurchase agreements with respect to money market instruments eligible for investment by the Funds with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Objectives and Policies - Illiquid Securities."

        None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES

        All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, the Fund's investment adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

MORTGAGE-RELATED SECURITIES

        Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. The Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

        MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA- insured or VA-guaranteed mortgages.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government- sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

        Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, that, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


        RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.


        Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

        Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

        The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such of those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

        A  Fund's  investments  in CMOs  also are  subject  to  extension  risk.
Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

WHEN-ISSUED SECURITIES

        The Funds (other than the Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, in a segregated account with its custodian until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING


        If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" below for each Fund's limitation on borrowing.


SECURITIES OF OTHER INVESTMENT COMPANIES


        Each of the Funds may acquire securities of other investment companies if they are acquired in connection with a plan of reorganization, merger or consolidation. In addition, all of the Funds except the Money Market Fund may purchase securities of other investment companies, although as of the date of this Statement of Additional Information, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other

Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.


                             INVESTMENT RESTRICTIONS

        Certain of the investment restrictions set forth below are fundamental ("Fundamental") policies of each Fund, I.E., they may not be changed with respect to a Fund without approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. Other investment practices that may be changed by the Board of Directors without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental"). If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

        Subject  to  the  preceding   considerations,   as  a   Fundamental   or
Non-Fundamental restriction, each Fund may not:

FUNDAMENTAL

        1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

        2. Sell securities short. Special Fund may make short sales under certain circumstances as described elsewhere in this Statement of Additional Information under the Fund's Fundamental Policies.

        3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by a Fund. A Fund may also enter into repurchase agreements by purchasing U.S. government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

        4. Underwrite the securities of other issuers.

        5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate, and in readily marketable interests in real estate investment trusts.

        6. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry.

        7. Issue any senior securities.

NON-FUNDAMENTAL

        1. With the exception of Money Market Fund, invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days. Money Market Fund may invest up to 10% of its net assets in repurchase agreements maturing in over seven days.

        As a non-fundamental investment policy, in periods of uncertain market and economic conditions, as determined by each Fund's investment adviser, each Fund may depart from its basic investment objective and assume a defensive position with all or a large portion of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.


        In applying their restrictions on investments in any one industry, set forth below, the Funds use industry classifications based, where applicable, on BASELINE, BRIDGE INFORMATION SYSTEMS, REUTERS, the S&P STOCK GUIDE published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.


        The following is a list of each Fund's Fundamental and Non-Fundamental investment restrictions, as indicated. As to each Fund, the Fund may not:


DISCOVERY FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

        2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.


PASSPORT FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

        2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.


FRONTIER FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

        2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Invest in restricted securities.

        4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        The Fund may invest without limitation in U.S. or foreign securities, although it normally will be at least 50% invested in U.S. companies, with no more than 25% of its total assets invested in any one foreign country.

SPECIAL FUND

FUNDAMENTAL

        1. Sell securities short, except that the Fund may sell securities short provided that at all times during which a short position is open it owns an equal amount of such securities or by virtue of ownership of convertible or exchangeable securities it has the right, without payment of further consideration, to obtain through the conversion or exchange of such other securities an equal amount of the securities sold short, and unless not more than 15% of the Fund's net assets (taken at market or other current value) are held as collateral for such sales at any one time.*

        2. Underwrite the securities of other issuers, except in those instances where the Fund acquires restricted securities which it would not be free to sell without registering and being deemed an underwriter for purposes of the Securities Act of 1933.

        3. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

        4. Participate in any joint trading account.

        5. Purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may purchase put and call options on stock indices and enter into closing transactions with respect to such options.

        6. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

        7. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

        8. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of

--------
* As of the date of this Statement of Additional Information, the Special Fund does not intend to engage in short sales of securities during the coming year, although it reserves the right to engage in such transactions to the maximum extent permitted by its investment policies and restrictions should circumstances change.

the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

        9. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

        10. Invest in companies for the purpose of exercising control or management.

        11. Issue any senior securities, except that the Fund may borrow from banks so long as the requisite asset coverage has been provided.

        12. Borrow from banks unless if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including the borrowing) is at least three times the amount of the borrowing. While borrowings are outstanding, no purchases of securities will be made. Interest on borrowings will reduce a Fund's income.

        13. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

NON-FUNDAMENTAL

        1. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.


INTERNATIONAL EQUITY FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund
may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

        2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three days, not including Sundays and holidays, to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, or forward contracts, or the segregation of assets in connection with such contracts.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.


WORLDWIDE GROWTH FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

        2. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.


GROWTH FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

        2. Participate in any joint trading account.

        3. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

        4. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

        5. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

        6. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

        7. Invest in companies for the purpose of exercising control or management.

        8. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets taken at the lower of cost or market value at the time of such borrowings.

        9. Redeem its shares in kind unless the proceeds of cash redemptions exceed the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.

        10. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer.

        11. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1.     Sell puts, calls, straddles, spreads or combinations thereof.

        2. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.

BLUE CHIP FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

        2. Make any investment that would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Invest in restricted securities.

        4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.


BALANCED FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

        2. Participate in any joint trading account.

        3. Purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may sell covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

        4. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

        5. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

        6. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

        7. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

        8. Invest in companies for the purpose of exercising control or management.

        9. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        10. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.


GOVERNMENT SECURITIES FUND

FUNDAMENTAL

        1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

        2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        3. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

NON-FUNDAMENTAL

        1. Purchase or sell puts, calls, straddles, spreads or combinations thereof.

        2. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

        3. Invest more than 5% of the market value of its net assets in equity securities.

MONEY MARKET FUND

FUNDAMENTAL

        1. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by a Fund. The Fund may also enter into repurchase agreements by purchasing money market instruments with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

        2. Purchase or sell puts, calls, straddles, spreads or combinations thereof.

        3. Purchase more than 10% of any class of securities of a single issuer.

        4. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) this limitation does not apply to obligations of domestic commercial banks.

        5. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years, except that the Fund may invest in obligations guaranteed by the U.S. government or issued by its agencies or instrumentalities.

        6.  Purchase   securities  of  other  investment   companies  except  in
connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

        7. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

        8. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Fund may invest in the securities of issuers which invest in or sponsor such programs or leases.

        9. Purchase securities with legal or contractual restrictions on resale or purchase securities which are not otherwise readily marketable, except that the Fund may enter into repurchase agreements if, as a result thereof, 10% or less of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

        10. Purchase common stocks, preferred stocks, warrants or other equity securities.

        11. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

        12. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.


                             DIRECTORS AND OFFICERS

        The directors of the Company, their principal occupations for the last five years and their affiliations, if any, with Founders, are as follows:


JAY A. PRECOURT
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, Texas
    Chairman and Executive Committee Member
        President, Chief Executive Officer, Vice Chairman and Director, Tejas Gas Corporation, Houston, Texas; Director, Dresser Industries Inc.,
        Dallas, Texas; Director, Timken Company, Canton, Ohio; Director, American Business Conference, Washington, D.C.; Director, Alley Theater, Houston, Texas; Director of the Advisory Board, Southwest CEO Council, Houston, Texas. Until 1988, President of the Energy Related Group and Director, Hamilton Oil Corporation, Denver, Colorado. Born: July 12, 1937


WILLIAM H. BAUGHN
555 Baseline Road
Boulder, Colorado
    Director and Executive Committee Member
        President Emeritus, University of Colorado. Dean Emeritus, Graduate School of Business, University of Colorado. Born: August 27, 1918


BJORN K. BORGEN*
2930 E. Third Ave.
Denver, Colorado  80206.
    Director and Executive Committee Member
        Formerly (1971 to 1998), Chairman, Chief Executive Officer, Chief Investment Officer, and Director of Founders. Born: September 22, 1937

ALAN S. DANSON
6400 S. Jamaica Circle
Englewood, Colorado
    Director
          Independent financial consultant. Senior Vice President, OptiMark Technologies, Inc. (computerized securities trading services), and President, D.H. Management, Inc. (general partner of limited partnership with technology company holdings). Between March 1, 1992, and June 30, 1993, Mr. Danson was President and Chief Executive Officer of ACCI Securities, Inc., a wholly- owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V., a Mexican brokerage firm. Mr. Danson was Director of International Relations of Acciones y Valores between March 1, 1990, and February 28, 1992. Prior to joining Acciones y Valores, Mr. Danson was President of Integrated Medical Systems, Inc., a privately held company based in Golden, Colorado.
          Born: June 15, 1939


TRYGVE E. MYHREN
280 Detroit Street, Suite 200
Denver, Colorado
    Director
        President, Myhren Media, Inc., Denver, Colorado, a firm that invests in and advises media and communications companies. Director, Advanced Marketing Services, Inc., LaJolla, California; Director, Peapod, Ltd., Evanston, Illinois; and Director, J.D. Edwards, Denver, Colorado. Formerly, President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island, from 1990 to 1996; Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado, from 1981 to 1988; and Chairman, National Cable Television Association, from 1986 to 1987. Mr. Myhren also serves on the boards of the University of Denver and National Jewish Medical Center, both of which are in Denver, Colorado. Born: January 3, 1937.

EUGENE H. VAUGHAN, JR., CFA
6300 Texas Commerce Tower
Houston, Texas
    Vice Chairman and Director
          President and Chief Executive Officer, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm, Houston, Texas. Founding Chairman and Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation; Trustee, Vanderbilt University. Born: October 5, 1933

*Indicates an interested director as defined in the 1940 Act, because of his former status as a director and officer of the Funds' investment adviser.

     The officers of the Company and their principal occupations for the last five years are as follows. All of the Company's officers are affiliated with its distributor, Premier Mutual Fund Services, Inc., or with affiliates of Premier. None of the Company's officers are affiliated with Founders.

MARIE E. CONNOLLY
60 State Street
Boston, Massachusetts  02109
    President and Treasurer
          President, Funds Distributor Inc. (since 1992), an affiliate of Premier Mutual Fund Services, Inc., the Funds' distributor; Treasurer, Funds Distributor Inc. (July 1993 to April 1994); Chief Operating Officer, Funds Distributor Inc. (since April 1994); Director, Funds Distributor Inc. (since July 1992); President, Chief Executive Officer, Chief Compliance Officer and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). President and Treasurer (since September
          1994), and Vice President (March 1994 to September 1994) of the registered investment companies in the Dreyfus family of funds. Born:
          August 1, 1957

DOUGLAS C. CONROY
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Secretary
          Supervisor of Treasury Services and Administration of Funds Distributor Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company. Vice President and Assistant Secretary of the registered investment companies in the Dreyfus family of funds (since July 1996). Born: March 31, 1969.

RICHARD W. INGRAM
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Treasurer
          Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor Inc. Executive Vice President of Premier Mutual Fund Services, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. Vice President and Assistant Treasurer of the registered investment companies in the Dreyfus family of funds (since July 1996). Born: September 15, 1955.

    CHRISTOPHER J. KELLEY
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Secretary
          Vice President and Senior Associate General Counsel of Funds Distributor Inc. and Premier Mutual Fund Services, Inc. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Vice President and Assistant Secretary of the registered investment companies in the Dreyfus family of funds (since January 1998). Born: December 24, 1964.

KATHLEEN K. MORRISEY
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Secretary
        Manager of Treasury Operations of Funds Distributor Inc. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to that she was a Finance student at Stonehill College in North Easton, MA. Vice President and Assistant Secretary of the registered investment companies in the Dreyfus family of funds (since January 1998).
        Born:  July 5, 1972.

MARY A. NELSON
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Treasurer
          Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. Vice President of Premier Mutual Fund Services, Inc. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company. Vice President and Assistant Treasurer of the registered investment companies in the Dreyfus family of funds (since July 1996). Born:
          April 22, 1964.

MICHAEL S. PETRUCELLI
200 Park Avenue
New York, New York  10166
    Vice President and Assistant Treasurer
        Director of Strategic Client Initiatives for Funds Distributor Inc. From December, 1989 through November, 1996 Mr. Petrucelli was employed with GE Investment Services where he held various financial, business development and compliance positions. He also served as treasurer of the GE Funds and as Director of GE Investment Services. Vice President and Assistant Treasurer of the registered investment companies in the Dreyfus family of funds (since January 1997) Born:
        May 18, 1961.

    JOSEPH F. TOWER, III
60 State Street
Boston, Massachusetts  02109
    Vice President and Assistant Treasurer
          Senior Vice President, Treasurer, Chief Financial Officer, and Director of Funds Distributor Inc. and Premier Mutual Fund Services, Inc. From July 1988 to August 1994, Mr. Tower was employed by The Boston Company, Inc., where he held various management positions in the Corporate Finance and Treasury areas. Vice President and Assistant Treasurer of the registered investment companies in the Dreyfus family of funds (since January 1998). Born: June 13, 1962.

ELBA VASQUEZ
200 Park Avenue
New York, New York  10166
    Vice President and Assistant Secretary
        Assistant Vice President of Funds Distributor Inc. Ms. Vasquez has been an employee since May 1996, as a Sales Associate in the distribution of World Equity Benchmark Shares ("WEBS"). From March 1990 to May 1996, she was employed by U.S. Trust Company of New York. As an officer of U.S. Trust, she held various positions in the sales and marketing of their proprietary family of mutual funds. Vice President and Assistant Secretary of the registered investment companies in the Dreyfus family of funds (since January 1998).
        Born:  December 14, 1961.

        As of January 30, 1998, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Passport, International Equity and Money Market Funds, in which the ownership interests of the group totaled 1.77%, 1.03%, and 8.05%, respectively.

        The committees of the board of directors are the executive committee, audit committee, portfolio transactions committee and valuation committee. The Company also has a committee on directors, composed of all of the non-interested ("independent") directors and chaired by Mr. Precourt, which serves as a nominating committee. So long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. Except for certain powers that, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company.

DIRECTOR COMPENSATION


        The following table sets forth, for the fiscal year ended December 31, 1997, the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's independent directors receive pension or retirement benefits, with the exception of an arrangement with former Chairman and director John K. Langum, who receives a monthly payment from Founders. Therefore, none of the Company's independent directors has estimated annual benefits to be paid by the Company upon retirement.


                                      Compensation Table


================================================================================
                                               Aggregate      Total compensation
                                              Compensation     from Company (11
                                                  from        Funds total) paid
      Name of Person, Position(1)               Company         to directors(1)
--------------------------------------------------------------------------------
Jay A. Precourt, Chairman and Director          $ 32,500          $ 32,500
--------------------------------------------------------------------------------
William H. Baughn, Director                     $ 35,500          $ 35,500
--------------------------------------------------------------------------------
Alan S. Danson, Director                        $ 32,500          $ 32,500
--------------------------------------------------------------------------------
Trygve E. Myhren, Director                      $ 37,000          $ 37,000
--------------------------------------------------------------------------------
Eugene H. Vaughan, Jr., Vice Chairman
   and Director                                 $ 33,500          $ 33,500
--------------------------------------------------------------------------------
John K. Langum, Former Chairman
   and Director(2)                              $ 39,250          $ 39,250
--------------------------------------------------------------------------------
TOTAL                                           $210,250          $210,250
================================================================================


        During 1997, Mr. Borgen, as an "interested person" of the Fund, received compensation as an officer and employee of Founders Asset Management, Inc., and did not receive any director's fees or other compensation from the Fund for his service as a director.
---------------------------------------------------------------------

(1) The Chairman of the Board, the Chairmen of the Company's Audit and Portfolio Transactions Committees, and the members of the Audit and Portfolio Transactions Committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


(2) Dr. Langum retired as Chairman and a director of the Company effective August 31, 1997, and has been designated Chairman Emeritus of the Company an honorary, non-director position.

                       INVESTMENT ADVISER AND DISTRIBUTOR


INVESTMENT ADVISER

        Founders Asset Management LLC ("Founders") serves as investment adviser to the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N. A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under
Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, New Jersey, and Florida, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.

        MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $300 billion in assets as of December 31, 1997. As of that date various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.5 trillion in assets.

        Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the
Company. In addition, Founders pays the fees charged by the Company's distributor, Premier Mutual Fund Services, Inc. The Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                            SPECIAL AND GROWTH FUNDS
                            ------------------------

On Assets in                           But Not
 Excess Of                            Exceeding                   Annual Fee
------------                          ---------                   ----------
$          0                        $ 30,000,000                    1.00%
  30,000,000                         300,000,000                    0.75%
 300,000,000                         500,000,000                    0.70%
 500,000,000                                ----                    0.65%

                          BLUE CHIP AND BALANCED FUNDS
                          ----------------------------

On Assets in                           But Not
 Excess Of                            Exceeding                   Annual Fee
------------                          ---------                   ----------
$          0                        $250,000,000                    0.65%
 250,000,000                         500,000,000                    0.60%
 500,000,000                         750,000,000                    0.55%
 750,000,000                                ----                    0.50%

                               MONEY MARKET FUND
                               -----------------

On Assets in                           But Not
 Excess Of                            Exceeding                   Annual Fee
------------                          ---------                   ----------
$          0                        $250,000,000                    0.50%
 250,000,000                         500,000,000                    0.45%
 500,000,000                         750,000,000                    0.40%
 750,000,000                                ----                    0.35%

                           GOVERNMENT SECURITIES FUND
                           --------------------------

On Assets in                           But Not
 Excess Of                            Exceeding                   Annual Fee
------------                          ---------                   ----------
$          0                        $250,000,000                     0.65%
 250,000,000                                ----                     0.50%

                         DISCOVERY, PASSPORT, FRONTIER,
                INTERNATIONAL EQUITY, AND WORLDWIDE GROWTH FUNDS
                ------------------------------------------------

On Assets in                           But Not
 Excess Of                            Exceeding                   Annual Fee
------------                          ---------                   ----------
$          0                        $250,000,000                    1.00%
 250,000,000                         500,000,000                    0.80%
 500,000,000                                ----                    0.70%

        The net assets of the Funds at the end of fiscal year 1997 were as follows: Discovery Fund - $246,280,784; Passport Fund - $122,646,357; Frontier Fund - $222,104,029; Special Fund - $320,186,087; International Equity Fund - $15,740,213; Worldwide Growth Fund - $308,876,881; Growth Fund - $1,757,449,153;
Blue Chip Fund - $543,167,920; Balanced Fund - $942,690,417; Government Securities Fund - $13,258,839; and Money Market Fund - $106,072,772.


        The Funds pay all of their expenses not assumed by Founders, including fees to directors not affiliated with Founders and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); cost of stock certificates; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto.

        As described in the prospectus,  certain  expenses of the  International
Equity  and  Government   Securities   Funds  are  being  reimbursed  or  waived
voluntarily by Founders pursuant to a commitment to the Funds.


        During the fiscal years ended in 1997, 1996, and 1995, the gross investment advisory fees paid by the Funds were as follows:

        DISCOVERY FUND. During the years ended December 31, 1997, 1996, and 1995, the Fund paid advisory fees of $2,426,658, $2,405,895, and $2,004,616, respectively.

        PASSPORT FUND. During the years ended December 31, 1997, 1996, and 1995,
the  Fund  paid  advisory  fees  of   $1,808,142,   $1,343,963,   and  $255,733,
respectively.

        FRONTIER FUND. During the years ended December 31, 1997, 1996, and 1995,
the  Fund  paid  advisory  fees  of  $2,546,507,   $3,298,000,  and  $2,832,693,
respectively.

        SPECIAL FUND.  During the years ended December 31, 1997, 1996, and 1995,
the  Fund  paid  advisory  fees  of  $2,576,530,   $2,839,655,  and  $2,869,635,
respectively.

        INTERNATIONAL EQUITY FUND. During the years ended December 31, 1997 and 1996, the Fund paid advisory fees of $142,381 and $68,791, respectively. Since the Fund did not commence the public offering of its shares until December 29, 1995, the Fund paid no advisory fees in 1995.

        WORLDWIDE GROWTH FUND. During the years ended December 31, 1997, 1996, and 1995, respectively, the Fund paid advisory fees of $3,177,452, $3,022,945, and $1,552,897, respectively.

        GROWTH FUND. During the years ended December 31, 1997, 1996, and 1995, the Fund paid advisory fees of $10,050,831, $5,728,768, and $3,564,924, respectively.

        BLUE CHIP FUND. During the years ended December 31, 1997, 1996, and 1995, the Fund paid advisory fees of $3,383,816, $2,891,784, and $2,195,095, respectively.

        BALANCED FUND. During the years ended December 31, 1997, 1996, and 1995,
the  Fund  paid  advisory  fees  of  $4,489,769,   $  1,538,236,  and  $707,570,
respectively.

        GOVERNMENT SECURITIES FUND. During the years ended December 31, 1997, 1996, and 1995, the Fund paid advisory fees of $90,247, $116,875, and $139,194, respectively.

        MONEY MARKET FUND. For the years ended December 31, 1997, 1996, and 1995, the Fund paid advisory fees of $610,538, $757,666, and $705,221, respectively.

        The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998. The advisory agreement was approved for an initial term ending May 31, 1999, and may be continued from year to year thereafter either by the vote of a majority of the entire board of directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval.

        With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by

Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Jonathan F. Zeschin, President and Chief Executive Officer; Kenneth R. Christoffersen, Vice President and General Counsel; Gregory P. Contillo, Senior Vice President; Frank Gaffney, Vice President; Roberto Galindo, Jr., Assistant Vice President; Laurine Garrity, Vice President; Michael W. Gerding, Vice President; Michael K. Haines, Senior Vice President; Edward F. Keely, Vice President; Brian F. Kelly, Vice President; James P. Rankin, Vice President; David L. Ray, Vice President and Treasurer; Linda M. Ripley, Vice President; and Steven Shapiro, Vice President.


DISTRIBUTOR


        The Company's shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in proper order. See "Determination of Net Asset Value." Effective ____________, 1998, Premier Mutual Fund Services Inc. ("Premier") became the Funds' distributor. Prior to ____________, 1998, Founders Asset Management, Inc., Founders' predecessor corporation ("Old Founders"), acted as the Funds' distributor at no charge to the Funds. Premier acts as agent of the Company in the sale of shares of the Funds under an underwriting agreement approved by the Company's directors on November 18, 1997 for an initial term ending May 31, 1999. Premier is required to use its best efforts to promote the sale of shares of the Funds, but is not obligated to sell any specific number of shares. Premier's compensation for services rendered pursuant to the underwriting agreement is paid by Founders, not the Funds. The provisions for the continuation, termination and assignment of this agreement are identical to those described above with regard to the investment advisory agreement, except that termination other than upon assignment or mutual agreement requires six months notice by either party.

DISTRIBUTION PLANS

        Pursuant to Distribution Plans adopted by Discovery Fund, Passport Fund, Frontier Fund, Special Fund, International Equity Fund, Worldwide Growth Fund, Growth Fund, Blue Chip Fund, Balanced Fund, and Government Securities Fund (the "12b-1 Funds"), the 12b-1 Funds pay for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of each Fund's average daily net assets. These fees may be used to pay directly, or to reimburse Premier for paying, expenses in connection with distribution of the 12b-1 Funds' shares and related activities as are described in the Funds' prospectus. A report of the amounts expended pursuant to the Distribution Plans, and the purposes for which such expenditures occurred, must be made to the Board of Directors at least quarterly. During the fiscal year ended December 31, 1997, Old Founders, the Funds' previous distributor, expended the following amounts in marketing the shares of the 12b-1 Funds: advertising, $4,967,742; printing and mailing of prospectuses to persons other than current shareholders, $1,246,608; payment of compensation to third parties for distribution and shareholder support services, $5,987,527; and public relations and trade shows, $469,491. Since Bjorn K. Borgen, a director of the Company, formerly owned 100% of Old Founders' voting stock, he had an interest in the transactions between the Company and Old Founders.

        Each Fund's plan was last approved on May 30, 1997, at a meeting called for such purpose by a unanimous vote of the directors of the Company, including all of the directors who are neither "interested persons" of the Company nor have any financial interest in the operation of the plan ("12b-1 Directors"). In addition, the directors of the Company, including all of the 12b-1 Directors, approved certain non-substantive amendments to the plan at a meeting held on November 18, 1997.


        Each Fund's plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. Each plan can be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 Directors or shareholders of such Fund vote to terminate the plan. So long as any Fund's plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. Each Fund's plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the plan must be approved by the board of directors of the Company, including a majority of the 12b-1 Directors.

        The benefits that the 12b-1 Funds believe are reasonably likely to flow to the Funds and their shareholders under the plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the 12b-1 Funds' investment objectives; (2) increased name recognition for the 12b-1 Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the 12b-1 Funds, which assists in portfolio management; (4) the positive effect which increased 12b-1 Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and (5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.


                              SHAREHOLDER SERVICING

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT


        Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement that was approved on November 18, 1997 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending May 31, 1998. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company on ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's board of directors approves such assignment.

        Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agent, custodian, and manager and calculates daily the net asset value of the Funds; monitors the data and transactions of the custodian, transfer agent, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. The Funds pay a fee for this service which is computed at an annual rate of 0.06 percent of the daily net assets of the Funds from $0 to $500 million and at an annual rate of 0.02 percent of the daily net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. During the fiscal years ended December 31, 1997, 1996 and 1995, the Company paid Fund accounting and administrative services fees of $1,056,132, $823,632, and $630,056, respectively.


SHAREHOLDER SERVICES AGREEMENT


        Pursuant to a Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Funds. The Agreement was approved on November 18, 1997 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or Founders at a meeting called for such purpose, for an initial term ending May 31, 1998. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to Founders or by Founders upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each shareholder account of the Funds considered to be an open account at any time during the applicable month (the "shareholder servicing fee"). The fee provides for the payment not only of services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Fiduciary Trust Company ("IFTC") and DST Systems, Inc. ("DST") in performing transfer agent services and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, IFTC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 1997, 1996 and 1995, the Company paid shareholder servicing fees of $3,353,527, $3,374,390, and $3,362,840, respectively.


TRANSFER AGENCY AGREEMENT


        The Company  has  entered  into a Transfer  Agent  Agreement  with IFTC, pursuant to which IFTC provides certain transfer agent services to the Funds which are not provided to the Funds by Founders. DST provides hardware and software system capabilities to IFTC and to Founders, to assist IFTC and Founders in providing transfer agency and related shareholder services to the Funds. The Transfer Agent Agreement between the Company and IFTC was initially approved on November 12, 1993, and will continue until terminated at any time without penalty by either party upon six months' written notice. The Agreement may not be assigned by either party without the prior written consent of the other. Under the Agreement, the Funds pay to IFTC various transfer agency transaction fees that, in 1997, were in the amount of $9.25 per shareholder account. The fees to IFTC are paid on behalf of the Funds by Founders from the shareholder servicing fee of $26 per account per annum received by Founders for providing shareholder services to the Funds. See "Shareholder Services Agreement," above.

                BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER RATES

        It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

        Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Founders will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over the counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

        Subject to the policy of seeking best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide research services and products to Founders. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and obtaining products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Founders in furtherance of its investment advisory responsibilities to the Company. Such services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Founders may receive a benefit from these research services and products that is not passed on to a Fund in the form of a direct monetary benefit. If Founders determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. The non-research part must be paid for in hard dollars from Founders. Any such allocation may create a conflict of interest for Founders.

        Neither the research services nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind Founders to compensate the selected broker-dealer for research provided. However, Founders maintains an internal allocation procedure to identify those broker-dealers that have provided it with research and endeavors to direct sufficient commissions to them to ensure continued receipt of research Founders believes is useful.

        Research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokers effecting securities transactions for such other Funds and clients may be utilized on behalf of another Fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.


        As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 1997 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a majority of each Fund's brokerage business will be placed with firms that provide such services.


        Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions.

        A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.


        The staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions Founders effected for certain of its private account clients during the period 1992 through mid-1995. The Commission has not yet made any determination as to whether any violations have occurred and, if so, whether any action is appropriate. Founders currently is engaged in discussions with the staff concerning the staff's possible recommendations to the Commission.

        Premier has been authorized by the directors of the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder servicing programs. These fees are computed based on the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of its customers. The directors of the 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific 12b-1 Fund may be credited against the fee charged to that Fund, on a basis that has resulted from negotiations between Founders and the entity. Any 12b-1 fees that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse Premier for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

        In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities that establish omnibus investor accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by Founders, the Funds' shareholder servicing agent, and/or by IFTC, the Funds' transfer agent. In such instances, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account, from the shareholder servicing fees applicable to each participant's account that are paid to Founders by the Funds. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis that will have been negotiated between the broker-dealer and Founders. In such instances, Founders will apply any such credits to the shareholder servicing fee that it receives from the applicable Fund. Thus, the Fund will pay a shareholder servicing fee to Founders, and Founders will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the shareholder servicing fee paid by a Fund to Founders with respect to participants in omnibus accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, Founders may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.

        Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the board of directors of the Company.


        For the fiscal years ended 1997, 1996 and 1995, respectively, total brokerage commissions paid by the Funds amounted to the following: Discovery Fund - $232,098, $444,760, and $317,246; Passport Fund - $603,752, $648,019, and
$95,245;  Frontier  Fund - $387,555,  $540,893,  and  $465,748;  Special  Fund -
$1,018,305,  $1,669,994,  and  $2,194,333;  Worldwide  Growth Fund - $1,147,649,
$1,031,931, and $350,484; Growth Fund - $4,504,003,  $2,090,847, and $1,187,642;
Blue  Chip  Fund -  $2,577,069,  $2,186,810,  and  $1,859,470;  Balanced  Fund -
$2,721,066,  $943,355,  and $535,439.  For the fiscal years ended 1997 and 1996,
International Equity Fund paid total brokerage commissions of $115,405 and $48,594, respectively. For the period from December 29, 1995 (the date upon which International Equity Fund commenced the offering and sale of its shares to the public) through December 31, 1995, the Fund paid no brokerage commissions. The differences in the amounts of brokerage commissions paid by the Funds during 1997 as compared to prior years are primarily attributable to changes in the size of the Funds and differences in portfolio turnover rates.

        During the fiscal year ended December 31, 1997, brokers providing research services received the following commissions on the following amounts of portfolio transactions in which the provison of research was a factor in the selection of the broker to execute the transaction:

                                                        Aggregate Amount of
     Fund                     Commissions Paid        Portfolio Transactions
     ----                     ----------------        ----------------------
     Discovery                    $65,123                    $23,567,454
     Passport                    $567,499                   $149,502,610
     Frontier                     $97,977                    $36,685,589
     Special                     $625,529                   $255,635,927
     International Equity         $96,607                    $28,354,239
     Worldwide Growth            $978,425                   $349,128,988
     Growth                    $2,169,381                 $1,682,863,483
     Blue Chip                   $821,085                   $483,365,373
     Balanced                    $724,784                   $421,463,228


        During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

        At December 31, 1997, certain of the funds held securities of their regular brokers or dealers as follows:

        Fund                 Broker                              Value
        ----                 ------                              -----
        Money Market         Merrill Lynch                     $3,370,854
                             Prudential Funding Corp.          $4,495,800

        During the fiscal years ended 1997 and 1996, respectively, the portfolio turnover rate for each of the Funds was as follows: Discovery Fund - 90% and 106%; Passport Fund - 51% and 58%; Frontier Fund - 54% and 85%; Special Fund - 110% and 186%; International Equity Fund - 164% and 71%; Worldwide Growth Fund - 82% and 72%; Growth Fund - 189% and 134%; Blue Chip Fund - 256% and 195%; Balanced Fund - 203% and 146%; and Government Securities Fund - 147% and 166%. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. Certain of the Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Balanced Fund does not anticipate any significant differences between the portfolio turnover rates of the common stock portion of its investment portfolios and the rate of turnover of the remainder of its securities holdings. The lower portfolio turnover rate for the International Equity Fund in 1996 was due to the fact that the Fund commenced active operations in that year, and therefore had less trading activity during its start-up phase. Trading activity has increased as the cash flows into the Fund and the size of the Fund have increased.



                        DETERMINATION OF NET ASSET VALUE


        The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     FOREIGN SECURITIES. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the Exchange, closing prices for foreign securities usually are available for purposes of computing each Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If events occur that are known to Founders to have materially affected the value of foreign securities that are not reflected in the value obtained through regular procedures, the securities will be valued at fair market value as determined in good faith by the Board of Directors. All foreign currencies are converted into U.S. dollars by utilizing exchange rate closing quotations obtained from the London Stock Exchange.

        DISCOVERY, PASSPORT, FRONTIER SPECIAL, INTERNATIONAL EQUITY, WORLDWIDE GROWTH, GROWTH, BLUE CHIP, BALANCED AND GOVERNMENT SECURITIES FUNDS. The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded (except as described in the preceding paragraph). Securities traded in the over-the counter market (including those traded on the NASDAQ National Market System and the NASDAQ Small Cap Market), and listed securities for which no sales were reported on a particular date, are valued at their last current bid prices or, in the case of foreign securities, on the basis of the average of at least two market maker quotes and/or the PORTAL system. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. The above procedures may include the use of valuations furnished by pricing services, including services that employ a matrix to determine valuations for normal institutional-size trading units of debt securities. The Company's board of directors periodically reviews and approves the pricing services used to value the Funds' securities. Commercial paper with remaining maturities of sixty days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances.

        MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


        In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the board of directors to be of high quality with minimal credit risks. The board of directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the board of directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the board of directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.


        ALL FUNDS EXCEPT SPECIAL, GROWTH, GOVERNMENT SECURITIES, AND MONEY MARKET FUNDS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

        ALL FUNDS EXCEPT BALANCED, MONEY MARKET, AND GOVERNMENT SECURITIES FUNDS. When these Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.


        ALL FUNDS. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the net asset value of the applicable Fund next determined after the order is accepted by the company or its authorized designee.



                        YIELD AND PERFORMANCE INFORMATION

        The Company may, from time to time, include the yield or total return of the Funds (other than Money Market Fund) in advertisements or reports to shareholders or prospective investors.

        Quotations of yield for will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(1 + a-b)^6 - 1]
                       ---
                       cd

   where       a =    dividends and interest earned during the period,

               b =    expenses accrued for the period (net of  reimbursements),

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per share on the last day of the period.


        The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 1997 were 2.99% and 4.77%, respectively.


        Quotations of average annual total return for each Fund (other than Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

        For the 1, 5, and 10 year periods ended December 31, 1997 the average annual total returns of the Funds were:



                                                                     10 year or
                                    1 Year            5 Year        Life Of Fund
                                    ------            ------        ------------


Discovery Fund                      11.95%            12.74%            18.38%+
Passport Fund                        1.68%             9.12%*
Frontier Fund                        6.22%            13.51%            18.13%
Special Fund                        16.43%            13.24%            16.64%
International Equity Fund           16.11%            17.35%++
Worldwide Growth Fund               10.55%            14.07%            13.83%+
Growth Fund                         26.59%            21.12%            18.20%
Blue Chip Fund                      19.44%            17.15%            15.52%
Balanced Fund                       16.92%            16.51%            13.97%
Government Securities Fund           7.88%             4.40%             6.36%**

+       From inception on 12/31/89 to 12/31/97.

*       From inception on 11/16/93 to 12/31/97.

++      From inception on 12/29/95 to 12/31/97.

**      From inception on 3/1/88 to 12/31/97.


        Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, MONEY, MORNINGSTAR, KIPLINGER'S PERSONAL FINANCE, CDA WEISENBERGER, FINANCIAL WORLD, WALL STREET JOURNAL, U.S. NEWS, BARRON'S, USA TODAY, BUSINESS WEEK, INVESTOR'S BUSINESS DAILY, FORTUNE, MUTUAL FUNDS MAGAZINE and FORBES; and (iii) the Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value

Line  Investment  Survey,  American  Stock  Exchange,   Morgan  Stanley  Capital
International, Wilshire Associates, Financial Times - Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex.

        Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

        In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

        Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

        American Association of Individual Investors' Journal
        Banxquote
        Barron's
        Business Week
        CDA Investment Technologies
        CNBC
        CNN
        Consumer Digest
        Financial Times
        Financial World
        Forbes
        Fortune
        Ibbotson Associates, Inc.
        Individual Investor
        Institutional Investor
        Investment Company Data, Inc.
        Investor's Business Daily
        Kiplinger's Personal Finance
        Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis
        Money
        Morningstar
        Mutual Fund Forecaster
        Mutual Funds Magazine
        No-Load Analyst

        No-Load Fund X
        Personal Investor
        Smart Money
        The New York Times
        The No-Load Fund Investor
        U.S. News and World Report
        United Mutual Fund Selector
        USA Today
        Wall Street Journal
        Weisenberger Investment Companies Service
        Working Woman
        Worth

        The Lipper Analytical Services mutual fund rankings and comparisons that may be provided by the Funds in performance reports will be drawn from the following Lipper mutual fund groupings:


FUND                                                 LIPPER MUTUAL FUND GROUPING
--------------------------------------------------------------------------------
Discovery                                                        Small Cap Funds
Passport                                       International Small Company Funds
Frontier                                                         Small Cap Funds
Special                                               Capital Appreciation Funds
International Equity                                         International Funds
Worldwide Growth                                                    Global Funds
Growth                                                              Growth Funds
Blue Chip                                                Growth and Income Funds
Balanced                                                          Balanced Funds
Government Securities                                      U.S. Government Funds



                               REDEMPTION PAYMENTS


        ALL FUNDS. Proceeds of redemptions normally will be forwarded within three business days after receipt by the Company's transfer agent of the request for redemption in good order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. (We consider redemptions to be received in good order upon receipt of the required documents as described in the Prospectus under "Investing in the Founders Funds.") In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the Exchange is closed (except for holidays or weekends), (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as defined by the Securities and Exchange

Commission so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

        A redemption charge is authorized by the Company's Articles of Incorporation, but the Company currently has no intent to impose this charge. Shareholders will be notified in the event of the imposition of any such charge.

        Shares of the Funds normally will be redeemed in cash, although Founders retains the right to redeem shares of all Funds except the Money Market Fund in kind by delivery of readily marketable securities selected from a Fund's assets at its discretion under unusual circumstances, such as a period with an unusually large number of redemption requests, in order to protect the interests of the remaining shareholders. However, the Company has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Company is obligated during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The investor will incur brokerage costs in converting these securities into cash. Fund shares have not been redeemed in kind during the past ten years.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

        Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        A  portion  of  a  Fund's   dividends  may  qualify  for  the  corporate
dividends-received deduction; however, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

        All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

        While the Funds intend to make distributions at the times set forth in the prospectus, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

        Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

        Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

        The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

        Requirements related to the Funds' status as regulated investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

        The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

        Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition  of  debt  securities  denominated  in a  foreign  currency  and  on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

        A Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

        Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


        Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer Agent in writing. Dividends will be reinvested monthly on the first business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the prospectus. Tax information will be provided annually.


        Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

        Founders may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by Founders will be computed using the single-category average cost method, although neither Founders nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

        The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             ADDITIONAL INFORMATION

CAPITAL STOCK


        The Company has 3,000,000,000 shares of capital stock authorized, with a par value per share of $0.01. Of these shares, 100,000,000 shares have been allocated to Discovery Fund, 100,000,000 to Passport Fund, 100,000,000 to Frontier Fund, 180,000,000 to Special Fund, 100,000,000 to International Equity Fund, 100,000,000 to Worldwide Growth Fund, 400,000,000 to Growth Fund, 400,000,000 to Blue Chip Fund, 500,000,000 to Balanced Fund, 20,000,000 to
Government Securities Fund, and 1,000,000,000 to Money Market Fund. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

        As of January 30, 1998, no person owned of record or, to the knowledge of the Company, beneficially, more than 5% of the capital stock of any Fund then outstanding except: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which held of record 30.77%, 50.97%, 28.00%, 22.12%,
26.13%,  32.56%,  21.40%, 12.70%, 20.26%, and 7.73% of the outstanding shares of
Discovery Fund, Passport Fund, Frontier Fund, Special Fund, International Equity Fund, Worldwide Growth Fund, Growth Fund, Blue Chip Fund, Balanced Fund, and Government Securities Fund, respectively; National Financial Services Corp., P.O. Box 3908, Church Street Station, New York, NY 10008, which held of record 10.64%, 5.01%, 11.69%, and 6.42% of the outstanding shares of Passport Fund, International Equity Fund, Worldwide Growth Fund, and Growth Fund, respectively; Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, which held of record 7.28% of the outstanding shares of Worldwide Growth Fund; Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, which held of record 7.73% of the outstanding shares of Discovery Fund; Mercantile Safe Deposit & Trust Co., Two Hopkins Plaza PAV2, Baltimore, MD 21201, which held of record and beneficially 6.08% of the outstanding shares of Worldwide Growth Fund; VALIC, 2929 Allen Parkway L7-01, Houston, TX 77019, which held of record and beneficially 10.19 % of the outstanding shares of Growth Fund; American Express Trust Company, 733 Marquette Avenue, Minneapolis, MN 55402, which held of record 8.87% of the outstanding shares of Balanced Fund; State of Michigan Plan 2, State Street Bank & Trust Company, 200 Newport Avenue, Quincy, MA 02170, which held of record and beneficially 7.09% of the outstanding shares of Balanced Fund; Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015, which held of record 5.77% of the outstanding shares of Balanced Fund; Eugene H. Vaughan, Jr., 6300 Texas Commerce Tower, Houston, TX 77002, who held of record and beneficially 5.09% of the outstanding shares of Money Market Fund; and Connecticut General Life Ins. Co., One Commercial Plaza, 280 Trumbull Street, Hartford CT 06103, which held of record and beneficially 20.56% and 8.12% of the outstanding shares of Balanced Fund and Growth Fund, respectively.

        Shares of each Fund are fully paid and nonassessable when issued. All shares participate equally in dividends and other distributions by each Fund, and in the residual assets of a Fund in the event of its liquidation. Shares of each Fund are redeemable as described herein under "Redemption Payments" and under "Investing in the Founders Funds" in the prospectus. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates.


        Shares of the Company have no conversion, subscription or preemptive rights. Each full share of the Company has one vote and fractional shares have proportionate voting rights. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the board of directors.

CODE OF ETHICS


        The Company and Founders have adopted a strict code of ethics that limits directors, officers, investment personnel and other Founders employees in investing in securities for their own accounts. With certain exceptions, the code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The code of ethics provides an exemption from the pre-approval requirement for "de minimis" transactions. In order to qualify as a de minimis transaction, the purchase or sale must meet two tests: (1) the security must be issued by a company with a market capitalization of at least $1 billion and an average daily trading volume of at least 100,000 shares; and (2) the transaction must involve no more than 100 shares or $5,000, whichever is greater. In addition, the employee cannot rely on this exemption for a particular security if the employee is involved in buying or selling the same security for a Fund or other client of Founders. An employee must complete and submit a notification form prior to effecting a de minimis transaction. The Company and Founders carefully monitor compliance with the code of ethics by their respective personnel.

        Violations or apparent violations of the code of ethics by an officer, director or employee of the Company are reported to the president of the Company or to the Company's legal counsel, and thereafter to the Company's board of directors. The Company's board of directors determines whether a violation of the code of ethics has occurred and, if so, the sanctions, if any, deemed appropriate.

        Violations or apparent violations of the code of ethics by an officer, director or employee of Founders who is not also an officer, director or employee of the Company are reported to the president of Founders, Founders' Legal Department or to Founders' legal counsel. Founders' president, in conjunction with the Legal Department, shall determine whether a violation has occurred and, if so, will impose such sanctions, if any, as he or she may deem appropriate. These determinations are reviewed by the Company's Board of Directors.

        Sanctions may include verbal or written warnings, a letter of censure, suspension, termination of employment, disgorgement of profits from improper transactions, or other sanctions. The code of ethics requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of the Company and of Founders must act in the best interests of the Company and its shareholders. The Company's shareholders may obtain a copy of the code of ethics without charge by calling Founders at 1-800-525-2440.


PURCHASES OF FUND SHARES BY FOUNDERS EMPLOYEES

        Founders' employees and their household family members may open Fund accounts with a minimum initial investment of $250. The minimum additional investment by such persons is $25.

CUSTODIAN


        Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri, is custodian of the portfolio securities and cash of the Funds. IFTC has entered into a subcustodian agreement with State Street Bank and Trust Company, through which each Fund participates in the State Street global custody network. The foreign subcustodians have been approved by the Company's board of directors as required by Rule 17f-5 under the 1940 Act (and the notes to the
Rule), based on the following: the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, the relative cost for these services, the level of safeguards for maintaining the Fund's assets and whether or not the foreign subcustodian has branch offices in the United States.

COMPUTER SYSTEMS

        The investment management, shareholder, fund accounting and administrative services provided to the Company by Founders, and the services provided by the Company's distributor, transfer agent and custodian, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Founders, Premier and IFTC each have been actively working on necessary changes to their own computer systems to deal with the year 2000, and expect that their systems will be adapted before that date. However, there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.


INDEPENDENT ACCOUNTANTS


        Price Waterhouse LLP, 950 17th Street, Denver, Colorado, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.


REGISTRATION STATEMENT

        A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS


        The Funds' audited financial statements and the notes thereto for the fiscal year ended December 31, 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997.

                                    APPENDIX

RATINGS OF CORPORATE BONDS

     An NRSRO is a nationally recognized statistical rating organization. The Division of Market Regulation of the Securities and Exchange Commission currently recognizes six NRSROs: Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Thompson Bankwatch, Inc. ("TBW"), and IBCA Limited and its affiliate, IBCA Inc. ("IBCA").

        Guidelines for Moody's and S&P ratings are described below. For D&P, ratings correspond exactly to S&P's format from AAA through B-. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC-. For both TBW and IBCA, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B, ratings from D&P, Fitch, TBW, and IBCA can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these six agencies to be considered a suitable investment.

        The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

        Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

        A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds  that  are  rated B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

        AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.


RATINGS OF COMMERCIAL PAPER

        The SEC recognizes the same six nationally recognized statistical rating organizations (NRSROs) for commercial paper that it does for corporate bonds:
D&P, Fitch, Moody's, S&P, TBW, and IBCA. The ratings that would constitute the highest short-term rating category are Duff 1 (D&P), F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), TBW-1 (TBW), and A1 (IBCA).

        Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

        Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

        A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

        A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

        A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

        "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

        "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

        "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

        "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

        "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

        "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

        NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

        AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

        AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

        A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

        BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                     ------
                                OTHER INFORMATION
                                -----------------
ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS
--------     ---------------------------------


(a)       FINANCIAL STATEMENTS:
          ---------------------
          Part A: Financial  Highlights for the Discovery,  Passport,  Frontier,
               Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds for each of the fiscal years or periods in the ten year (or since inception) period ended December 31, 1997.

          Part B: The following audited  financial  statements of the Discovery,
               Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds and the notes thereto for the fiscal year ended December 31, 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated in the Statement of Additional Information by reference from the Company's annual report to shareholders for the fiscal year ended December 31, 1997 (the "Annual Report"): Statements of Investments as of December 31, 1997; Statements of Assets and Liabilities as of December 31, 1997; Statements of Operations for the year ended December 31, 1997; Statements of Changes in Net Assets for each of the two years in the period ended December 31, 1997; Financial Highlights for each of the two years in the period ended December 31, 1997. The Financial Highlights for each of the fiscal years or periods in the three year (or since inception) period ended December 31, 1995 for the foregoing Funds were audited by another independent accounting firm, and are also incorporated in the Statement of Additional Information by reference from the Annual Report.


(b)       EXHIBITS
          --------
          (1)   (A)  Articles of Incorporation of Founders Funds, Inc.,
                     dated June 19, 1987.(1)

                (B) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.(1)

                (C)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed February 25, 1988.(1)

                (D)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed December 12, 1989.(1)

                (E)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed May 3, 1990.(1)

                (F)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed September 22, 1993.(1)

                (G)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed December 27, 1995.(1)

                (H)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed May 20,1996.(3)

                (I) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.(3)


                (J)  Articles   Supplementary   to  the   Articles  of
                     Incorporation, filed April 9, 1997.

          (2)        By-Laws  of  Founders  Funds,  Inc.,  as  amended
                     November 18, 1997.


          (3)        Not applicable.

          (4) Specimen Stock Certificates. Not required to be filed on EDGAR.


          (5)   (A)  Investment Advisory Agreement between Founders Funds,
                     Inc. and Founders Asset Management, Inc. on behalf of Founders Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, and Balanced Funds, dated August 27, 1993.(1)

                (B) Investment Advisory Agreement between Founders Funds, Inc. and Founders Asset Management, Inc. on behalf of Founders Money Market Fund, dated November 30, 1987.(2)

                (C) Amended and Restated Investment Advisory Agreement between Founders Funds, Inc. and Founders Asset Management, Inc. on behalf of Founders Government Securities Fund, dated September 29, 1988.(2)

                (D) Form of Investment Advisory Agreement between Founders Funds, Inc. and Founders Asset Management LLC.

          (6)   (A)  Amended and Restated Underwriting Agreement between
                     Founders Funds, Inc. and Founders Asset Management, Inc., dated March 7,1997.

                (B) Form of Distribution and Shareholder Support Agreement for Founders Funds, Inc.(3)

                (C) Form of Underwriting Agreement between Founders Funds, Inc. and Premier Mutual Fund Services, Inc.


          (7)        Not applicable.

          (8)   (A)  Custody Agreement between Investors Fiduciary Trust
                     Company and Founders Funds, Inc., dated January 3, 1994.(3)

                (B)  Proposed Fee Schedule effective August 1996.(3)


          (9)   (A)(i)   Amended Shareholder Services Agreement between Founders
                         Funds, Inc. and Founders Asset Management, Inc., dated
                         June 1, 1994.(2)

                (A)(ii) Addendum to Amended Shareholder Services Agreement between Founders Funds, Inc. and Founders Asset Management, Inc., dated June 1, 1995.(2)

                (A)(iii) Second Addendum to Amended Shareholder Services
                         Agreement between Founders Funds, Inc. and Founders Asset Management, Inc., dated June 1, 1996.

                (A)(iv) Third Addendum to Amended Shareholder Services Agreement between Founders Funds, Inc. and Founders Asset Management, Inc., dated June 1, 1997.

                (A)(v) Form of Shareholder Services Agreement between Founders Funds, Inc. and Founders Asset Management LLC.

                (B)(i) Fund Accounting and Administrative Services Agreement, dated June 26, 1991, amended August 25, 1995.(2)

                (B)(ii) Form of Fund Accounting and Administrative Services Agreement between Founders Funds, Inc. and Founders Asset Management LLC.

         (10)        Opinion  and  consent  of Moye,  Giles,  O'Keefe,
                     Vermeire & Gorrell


         (11)        Consent of Independent Accountants.

         (12)        Not applicable.

         (13)        Not applicable.


         (14)   (A)  Prototype Profit Sharing and Money Purchase Pension Plan
                     (included in Post-Effective Amendment No. 39 to the Registration Statement and incorporated herein by reference).

                (B) Form of Individual Retirement Custodian Account (included in Post-Effective Amendment No. 43 to the Registration Statement and incorporated herein by reference).

                (C)  403(b) Plan (included in Post-Effective Amendment
                     No.  36  to  the   Registration   Statement   and
                     incorporated herein by reference).

         (15) Founders Funds, Inc. Rule 12b-1 Distribution Plan, as amended November 18, 1997.

         (16)   (A)  Schedule showing computation of performance quotations in response to Item 22 (unaudited) (included in Post-Effective Amendment No. 50 to the Registration Statement and incorporated herein by reference).

                (B) Schedule showing computation of yield performance quotations in response to Item 22 (unaudited).(3)

         (17)   (A)  Financial  Data  Schedule for the year ended
                     December 31, 1997 for Founders Discovery Fund.

                (B)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Passport Fund.

                (C)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Frontier Fund.

                (D)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Special Fund.

                (E)  Financial   Data  Schedule  for  the  year  ended
                     December  31,  1997  for  Founders  International
                     Equity Fund.

                (F)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders  Worldwide  Growth Fund.

                (G)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Growth Fund.

                (H)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Blue Chip Fund.

                (I)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Balanced Fund.

                (J)  Financial   Data  Schedule  for  the  year  ended
                     December   31,  1997  for   Founders   Government
                     Securities Fund.

                (K)  Financial   Data  Schedule  for  the  year  ended
                     December 31, 1997 for Founders Money Market Fund.


         (18)        Not applicable.


         (19)        Code of  Ethics  for  Founders  Funds,  Inc.  and
                     Founders  Asset  Management,   Inc.,  as  amended
                     November 18, 1997.



--------------
(1)  Filed  previously  on EDGAR  with  Post-Effective  Amendment  No. 60 to the
     Registration Statement on April 29, 1996 and incorporated herein by reference.

(2)  Filed  previously  on EDGAR  with  Post-Effective  Amendment  No. 61 to the
     Registration Statement on July 26, 1996 and incorporated herein by reference.


(3) Filed previously on EDGAR with Post-Effective Amendment No. 62 to the Registration Statement on February 24, 1997 and incorporated herein by reference.


ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------     -------------------------------------------------------------

          Registrant knows of no person or group of persons directly or indirectly controlled by or under common control with the Registrant within the meaning of this item.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES
--------     -------------------------------


          As of December 31, 1997:

          TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
          --------------                               ------------------------
          Common Stock - Founders Discovery Fund                12,249
          Common Stock - Founders Passport Fund                  4,136
          Common Stock - Founders Frontier Fund                 13,975
          Common Stock - Founders Special Fund                  16,493
          Common Stock - Founders International Equity Fund      1,370
          Common Stock - Founders Worldwide Growth Fund         10,344
          Common Stock - Founders Growth Fund                   28,595
          Common Stock - Founders Blue Chip Fund                20,182
          Common Stock - Founders Balanced Fund                  7,657
          Common Stock - Founders Government Securities Fund     1,168
          Common Stock - Founders Money Market Fund              6,787


ITEM 27.     INDEMNIFICATION
--------     ---------------


          Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the Bylaws of the Registrant, which Bylaws were filed on EDGAR as Exhibit 2 to the Registrant's Post-Effective Amendment No. 63. Section 12.01 of
          Article XII of the Bylaws provides that the Registrant shall indemnify each person who is or was a director, officer, employee or agent of the Registrant against expenses, judgments, fines and amounts paid in settlement to the full extent permitted by Section 2-418 of the General Corporation Law of Maryland or any other applicable law. However, notwithstanding any provisions in Article XII to the contrary, no officer, director, employee, and/or agent of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

          Pursuant to the  Underwriting  Agreement  between the  Registrant  and
          Premier Mutual Fund Services, Inc. ("Premier"), with certain exceptions, the Registrant has agreed to indemnify Premier against any liabilities and expenses arising out of any omissions of material facts or untrue statements made by the Registrant in its prospectus or registration statement.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
--------     ----------------------------------------------------


          The management board of Founders Asset Management LLC ("Founders"), investment adviser to the Registrant, consists of:

          Christopher M. Condron     Vice Chairman:
          Chairman                      Mellon Bank Corporation(1)
                                        The Boston Company(2)
                                     Deputy Director:
                                        Mellon Trust(1)
                                     Chief Executive Officer:
                                        The Boston Company Asset Management,
                                        Inc.(2)
                                        The Dreyfus Corporation(3)
                                     President:
                                        Boston Safe Deposit and Trust Company(2)
                                        The Dreyfus Corporation(3)
                                     Chief Operating Officer:
                                        Mellon Bank Corporation(1)
                                        (effective April 1, 1998)
                                        The Dreyfus Corporation(3)
                                     Director:
                                        The Dreyfus Corporation(3)

          Stephen E. Canter          Director:
                                        The Dreyfus Corporation(3)
                                        The Dreyfus Trust Company(4)
                                     Formerly, Chairman and Chief Executive
                                     Officer:
                                        Kleinwort Benson Investment
                                        Management Americas Inc.(3)
                                     Vice Chairman and Chief Investment Officer:
                                        The Dreyfus Corporation(3)

          Lawrence S. Kash           Chairman, President and Chief Executive
                                     Officer:
                                        The Boston Company Advisors, Inc.(5)
                                     Executive Vice President and Director:
                                        Dreyfus Service Organization, Inc.(6)
                                     Director:
                                        The Dreyfus Corporation(3)
                                        Dreyfus America Fund(7)
                                        The Dreyfus Consumer Credit
                                        Corporation(3)

                                        The Dreyfus Trust Company(4)
                                        Dreyfus Service Corporation(3)
                                     President:
                                        The Boston Company(2)
                                        Laurel Capital Advisors(1)
                                        Boston Group Holdings, Inc.(2)
                                     Executive Vice President:
                                        Mellon Bank, N.A.(1)
                                        Boston Safe Deposit and Trust Company(2)
                                     Vice Chairman-Distribution:
                                        The Dreyfus Corporation(3)

          Jonathan F. Zeschin        President and Chief Executive Officer:
                                         Founders Asset Management LLC(8)
                                     Formerly, President and Chief Operating
                                     Officer:
                                         Founders Asset Management, Inc.(8)

          Gregory P. Contillo        Senior Vice President-Institutional
                                     Marketing:
                                         Founders Asset Management LLC(8)
                                     Formerly, Senior Vice President-
                                     Institutional Marketing:
                                         Founders Asset Management, Inc.(8)

          ---------------------------
          The  address of the  businesses  so  indicated  are:
          (1) One Mellon Bank Center,  Pittsburgh,  Pennsylvania  15258
          (2) One Boston Place,  Boston, Massachusetts  02108
          (3) 200 Park Avenue, New York, New York 10166
          (4) 144 Glenn Curtiss  Boulevard,  Uniondale,  New York  11556-0144
          (5) 53 State Street,  Exchange  Place,  Boston,  Massachusetts  02109
          (6) 131  Second Street, Lewes, Delaware 19958
          (7) 69, Route 'd'Esch, L-1470 Luxembourg
          (8) 2930 East Third Avenue, Denver, Colorado 80206

          Information concerning the officers of Founders can be found under "The Funds and Their Management" in the Prospectus and "Investment Adviser and Distributor" in the Statement of Additional Information. With the exception of Mr. Zeschin, each of such officers previously held identical officer positions with Founders Asset Management, Inc. ("Old Founders"). Prior to joining Old Founders, Mr. Christoffersen was a Vice President and Assistant General Counsel of INVESCO Funds Group, Inc. and INVESCO Trust Company, 7800 E. Union Avenue, Denver, Colorado 80237.

ITEM 29.     PRINCIPAL UNDERWRITERS
--------     ----------------------


          (a)      Premier   Mutual  Fund  Services,   Inc.,  the   Registrant's
                   principal underwriter, also serves as principal underwriter for the following investment companies:

                   1)     Comstock Partners Funds, Inc.
                   2)     Dreyfus A Bonds Plus, Inc.
                   3)     Dreyfus Appreciation Fund, Inc.
                   4)     Dreyfus Asset Allocation Fund, Inc.
                   5)     Dreyfus Balanced Fund, Inc.
                   6)     Dreyfus BASIC GNMA Fund
                   7)     Dreyfus BASIC Money Market Fund, Inc.
                   8)     Dreyfus BASIC Municipal Fund, Inc.
                   9)     Dreyfus BASIC U.S. Government Money Market Fund
                   10)    Dreyfus California Intermediate Municipal Bond Fund
                   11)    Dreyfus California Tax Exempt Bond Fund, Inc.
                   12)    Dreyfus California Tax Exempt Money Market Fund
                   13)    Dreyfus Cash Management
                   14)    Dreyfus Cash Management Plus, Inc.
                   15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
                   16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
                   17)    Dreyfus Florida Intermediate Municipal Bond Fund
                   18)    Dreyfus Florida Municipal Money Market Fund
                   19)    The Dreyfus Fund Incorporated
                   20)    Dreyfus Global Bond Fund, Inc.
                   21)    Dreyfus Global Growth Fund
                   22)    Dreyfus GNMA Fund, Inc.
                   23)    Dreyfus Government Cash Management
                   24)    Dreyfus Growth and Income Fund, Inc.
                   25)    Dreyfus Growth and Value Funds, Inc.
                   26)    Dreyfus Growth Opportunity Fund, Inc.
                   27)    Dreyfus Income Funds
                   28)    Dreyfus Institutional Money Market Fund
                   29)    Dreyfus Institutional Short Term Treasury Fund
                   30)    Dreyfus Insured Municipal Bond Fund, Inc.
                   31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
                   32)    Dreyfus International Funds, Inc.
                   33)    Dreyfus Investment Grade Bond Funds, Inc.
                   34)    The Dreyfus/Laurel Funds, Inc.
                   35)    The Dreyfus/Laurel Funds Trust
                   36)    The Dreyfus/Laurel Tax-Free Municipal Funds
                   37)    Dreyfus LifeTime Portfolios, Inc.
                   38)    Dreyfus Liquid Assets, Inc.
                   39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund

                   40)    Dreyfus Massachusetts Municipal Money Market Fund
                   41)    Dreyfus Massachusetts Tax Exempt Bond Fund
                   42)    Dreyfus MidCap Index Fund
                   43)    Dreyfus Money Market Instruments, Inc.
                   44)    Dreyfus Municipal Bond Fund, Inc.
                   45)    Dreyfus Municipal Cash Management Plus
                   46)    Dreyfus Municipal Money Market Fund, Inc.
                   47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
                   48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
                   49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
                   50)    Dreyfus New Leaders Fund, Inc.
                   51)    Dreyfus New York Insured Tax Exempt Bond Fund
                   52)    Dreyfus New York Municipal Cash Management
                   53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
                   54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
                   55)    Dreyfus New York Tax Exempt Money Market Fund
                   56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
                   57)    Dreyfus 100% U.S. Treasury Long Term Fund
                   58)    Dreyfus 100% U.S. Treasury Money Market Fund
                   59)    Dreyfus 100% U.S. Treasury Short Term Fund
                   60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
                   61)    Dreyfus Pennsylvania Municipal Money Market Fund
                   62)    Dreyfus Premier California Municipal Bond Fund
                   63)    Dreyfus Premier Equity Funds, Inc.
                   64)    Dreyfus Premier International Growth Fund, Inc.
                   65)    Dreyfus Premier GNMA Fund
                   66)    Dreyfus Premier Worldwide Growth Fund, Inc.
                   67)    Dreyfus Premier Insured Municipal Bond Fund
                   68)    Dreyfus Premier Municipal Bond Fund
                   69)    Dreyfus Premier New York Municipal Bond Fund
                   70)    Dreyfus Premier State Municipal Bond Fund
                   71)    Dreyfus Premier Value Fund
                   72)    Dreyfus Index Funds, Inc.
                   73)    Dreyfus Short-Intermediate Government Fund
                   74)    Dreyfus Short-Intermediate Municipal Bond Fund
                   75)    The Dreyfus Socially Responsible Growth Fund, Inc.
                   76)    Dreyfus Stock Index Fund, Inc.
                   77)    Dreyfus Tax Exempt Cash Management
                   78)    The Dreyfus Third Century Fund, Inc.
                   79)    Dreyfus Treasury Cash Management
                   80)    Dreyfus Treasury Prime Cash Management
                   81)    Dreyfus Variable Investment Fund
                   82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
                   83)    General California Municipal Bond Fund, Inc.
                   84)    General California Municipal Money Market Fund

                   85)    General Government Securities Money Market Fund, Inc.
                   86)    General Money Market Fund, Inc.
                   87)    General Municipal Bond Fund, Inc.
                   88)    General Municipal Money Market Fund, Inc.
                   89)    General New York Municipal Bond Fund, Inc.
                   90)    General New York Municipal Money Market Fund


          (b) The directors and officers of Premier Mutual Fund Services, Inc., located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109, are as follows:

Name & Principal        Positions & Offices              Positions & Offices
Business Address        With Underwriter                 With Registrant
----------------        ----------------                 ---------------
Marie E. Connolly       President, Chief                 President and Treasurer
                        Executive Officer, Chief
                        Compliance Officer and
                        Director

Richard W. Ingram       Executive Vice President         Vice President and
                                                         Assistant Treasurer

Mary A. Nelson          Vice President                   Vice President and
                                                         Assistant Treasurer

Joseph F. Tower, III    Senior Vice President,           Vice President and
                        Treasurer, Chief                 Assistant Treasurer
                        Financial Officer and
                        Director

Paul Prescott           Vice President                   None

Jean M. O'Leary         Assistant Vice President,        None
                        Compliance Officer,
                        Secretary and Clerk

William J. Nutt         Chairman of the Board            None
                        and Director



          (c)      Not applicable.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS
--------     --------------------------------


          Principal executive office of the Registrant, Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206 (David L. Ray, Treasurer), except records described in Rule 31a-1(b)(2)(iv) under the Investment Company Act of 1940, which are in the possession of Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.


ITEM 31.     MANAGEMENT SERVICES
--------     -------------------

          Not applicable.

ITEM 32.     UNDERTAKINGS
--------     ------------

          The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors and to assist in communications with other shareholders as required by
          Section 16(c) of the Investment Company Act of 1940, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Registrant or any of its portfolios, or as may be required by applicable law or the Fund's Articles of Incorporation.

          The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 2-17531) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the 27th day of February, 1998.

                                             FOUNDERS FUNDS, INC.
ATTEST:
                                             By:  /S/ BJORN K. BORGEN
/S/ KENNETH R. CHRISTOFFERSEN                     --------------------------
------------------------------------              Bjorn K. Borgen, President
Kenneth R. Christoffersen, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                        TITLE                        DATE
----------                        -----                        ----
/S/ BJORN K. BORGEN               President (Principal         February 27, 1998
------------------------------    Executive Officer)

/S/ DAVID L. RAY                  Vice President and           February 27, 1998
------------------------------    Treasurer
                                  (Principal Financial
                                  and Accounting Officer)

/S/ JAY A. PRECOURT          *    Chairman                     February 27, 1998
------------------------------
Jay A. Precourt

/S/ WILLIAM H. BAUGHN        *    Director                     February 27, 1998
------------------------------
William H. Baughn

/S/ BJORN K. BORGEN               Director                     February 27, 1998
------------------------------
Bjorn K. Borgen

/S/ ALAN S. DANSON           *    Director                     February 27, 1998
------------------------------
Alan S. Danson

/S/ TRYGVE E. MYHREN         *    Director                     February 27, 1998
------------------------------
Trygve E. Myhren

/S/ EUGENE H. VAUGHAN        *    Director                     February 27, 1998
------------------------------
Eugene H. Vaughan

/S/ JONATHAN F. ZESCHIN            Director                    February 27, 1998
------------------------------
Jonathan F. Zeschin

/S/ BJORN K. BORGEN                                            February 27, 1998
------------------------------
By Bjorn K. Borgen
Attorney-in-Fact

*Original Powers of Attorney authorizing Bjorn K. Borgen, Edward F. O'Keefe and David L. Ray, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Mr. Myhren) were filed with Post-Effective Amendment No. 54. A Power of Attorney authorizing Bjorn K. Borgen, Edward F. O'Keefe and David L. Ray, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of Trygve E. Myhren was filed with Post-Effective Amendment No. 62.

                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION
--------------   -------------

     1(J)        Articles Supplementary to the Articles of Incorporation
     2           By-Laws of Founders Funds, Inc., as amended
                 November 18, 1997.
     5(D)        Form of Investment Advisory Agreement between Founders
                 Funds, Inc. and Founders Asset Management LLC.
     6(A)        Amended and Restated Underwriting Agreement between
                 Founders Funds, Inc. and Founders Asset Management, Inc.,
                 dated March 7,1997.
     6(C)        Form of Underwriting Agreement between Founders Funds, Inc.
                 and Premier Mutual Fund Services, Inc.
     9(A)(iii)   Second Addendum to Amended Shareholder Services
                 Agreement between Founders Funds, Inc. and Founders
                 Asset Management, Inc.
     9(A)(iv)    Third Addendum to Amended Shareholder Services
                 Agreement between Founders Funds, Inc. and Founders
                 Asset Management, Inc.
     9(A)(v)     Form of Shareholder Services Agreement between Founders
                 Funds, Inc. and Founders Asset Management LLC
     9(B)(ii)    Form of Fund Accounting and Administrative Services
                 Agreement between Founders Funds, Inc. and Founders
                 Asset Management LLC
     10          Opinion and consent of Moye, Giles, O'Keefe, Vermeire & Gorrell
     11          Consent of Independent Accountants
     15          Founders Funds, Inc. Rule 12b-1 Distribution Plan,
                 as amended November 18, 1997
     17(A)       Financial Data Schedule - Founders Discovery Fund
     17(B)       Financial Data Schedule - Founders Passport Fund
     17(C)       Financial Data Schedule - Founders Frontier Fund
     17(D)       Financial Data Schedule - Founders Special Fund
     17(E)       Financial Data Schedule - Founders International Equity Fund
     17(F)       Financial Data Schedule - Founders Worldwide Growth Fund
     17(G)       Financial Data Schedule - Founders Growth Fund
     17(H)       Financial Data Schedule - Founders Blue Chip Fund
     17(I)       Financial Data Schedule - Founders Balanced Fund
     17(J)       Financial Data Schedule - Founders Government Securities Fund
     17(K)       Financial Data Schedule - Founders Money Market Fund
     19          Code of Ethics for Founders Funds, Inc. and Founders Asset
                 Management, Inc., as amended November 18, 1997